  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 24, 1997

                                                   REGISTRATION NOS.: 33-45450
                                                                      811-6551
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                  FORM N-1A

                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933
                                                                          [X]

                         PRE-EFFECTIVE AMENDMENT NO.
                                                                          [ ]
                        POST-EFFECTIVE AMENDMENT NO. 8
                                                                          [X]
                                    AND/OR
             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                 ACT OF 1940
                                                                          [X]
                               AMENDMENT NO. 9
                                                                          [X]

                           TCW/DW CORE EQUITY TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copy to:

                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this effective date of this amendment.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                   immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
                   60 days after filing pursuant to paragraph (a)
                X  on March 2, 1998 pursuant to paragraph (a) of rule 485.

            Amending the Prospectus and Updating Financial Statements
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                           TCW/DW CORE EQUITY TRUST

                            CROSS-REFERENCE SHEET

  FORM N-1A
PART A        CAPTION
ITEM                           PROSPECTUS
1.   .......  Cover Page
2.   .......  Summary of Fund Expenses; Prospectus
               Summary
3.   .......  Financial Highlights; Performance
               Information
4.   .......  Investment Objective and Policies; The
               Fund and its Management; Cover Page;
               Investment Restrictions; Prospectus
               Summary
5.   .......  The Fund and Its Management; Back Cover;
               Investment Objective and Policies
6.   .......  Dividends, Distributions and Taxes;
               Additional Information
7.   .......  Purchase of Fund Shares; Shareholder
               Services; Repurchases and Redemptions
8.   .......  Purchase of Fund Shares; Repurchases and
               Redemptions; Shareholder Services
9.   .......  Not Applicable

 PART B
ITEM               STATEMENT OF ADDITIONAL INFORMATION
10.  .........  Cover Page
11.  .........  Table of Contents
12.  .........  The Fund and Its Management
13.  .........  Investment Practices and Policies;
                 Investment Restrictions; Portfolio
                 Transactions and Brokerage
14.  .........  The Fund and Its Management; Trustees
                 and Officers
15.  .........  Trustees and Officers
16.  .........  The Fund and Its Management; Custodian
                 and Transfer Agent; Independent
                 Accountants
17.  .........  Portfolio Transactions and Brokerage
18.  .........  Description of Shares
19.  .........  Repurchases and Redemptions; Purchase of
                 Fund Shares; Shareholder Services
20.  .........  Dividends, Distributions and Taxes
21.  .........  The Distributor
22.  .........  Performance Information
23.  .........  Financial Statements

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

            PROSPECTUS
            MARCH 2, 1998

            Dean Witter Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. (See "Investment Objective and Policies.")

            The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

            This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 2, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

            DEAN WITTER DISTRIBUTORS INC.
            DISTRIBUTOR


                              TABLE OF CONTENTS


Prospectus Summary ....................................................      2


Summary of Fund Expenses ..............................................      5

Financial Highlights ..................................................      7

The Fund and its Management ...........................................     10

Investment Objective and Policies .....................................     11

 Risk Considerations and Investment
  Practices ...........................................................     12

Investment Restrictions ...............................................     16

Purchase of Fund Shares ...............................................     16

Shareholder Services ..................................................     27

Redemptions and Repurchases ...........................................     30

Dividends, Distributions and Taxes ....................................     31

Performance Information ...............................................     32

Additional Information ................................................     33


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN AP-PROVED OR DISAPPROVED BY THE SECURI TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


            DEAN WITTER GROWTH FUND
            Two World Trade Center
            New York, New York 10048
            (212) 392-2550 or
            (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------



THE                  The Fund is organized as a Trust, commonly known as a
FUND                 Massachusetts business trust, and is an open-end, non-diversified management investment company investing primarily in common stocks and securities convertible into common stocks (see page 10).

SHARES OFFERED       Shares of beneficial interest with $0.01 par value (see page 33).
                     The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 16-26).

MINIMUM              The minimum initial investment for each Class is $1,000 ($100 if
PURCHASE             the account is opened through EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each
                     Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter InterCapital Inc.
                     serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class
                     D shares of the Fund and other Dean Witter Funds that are multiple class funds will be aggregated. The minimum subsequent investment is $100 (see page 16).

INVESTMENT           The investment objective of the Fund is long-term growth of
OBJECTIVE            capital (see page 11).

INVESTMENT           Dean Witter InterCapital Inc., the Investment Manager of the Fund,
MANAGER AND          and its wholly-owned subsidiary, Dean Witter Services Company
SUB-ADVISER          Inc., serve in various investment management, advisory, management and administrative capacities to investment companies and other portfolios with net assets under management of approximately $
                     billion at January 31, 1998. Morgan Stanley Asset Management Inc.
                     ("MSAM"), an affiliate of the Investment Manager, has been retained by the Investment Manager as Sub-Adviser to provide investment advice and manage the Fund's portfolio. MSAM conducts a worldwide investment advisory business. As of January 31, 1998,
                     MSAM, together with its institutional investment management affiliates, had approximately $ billion in assets under management as an investment manager or as a fiduciary adviser (see page 10).

MANAGEMENT           The Investment Manager receives a monthly fee from the Fund at the
FEE                  annual rate of 0.80% of the Fund's net assets up to $750 million, scaled down at various levels to 0.45% on assets over $1.5 billion. The Sub-Adviser receives a monthly fee from the
                     Investment Manager equal to 40% of the Investment Manager's monthly fee (see page 10).

DISTRIBUTOR          Dean Witter Distributors Inc. (the "Distributor"). The Fund has
AND DISTRIBUTION     adopted a distribution plan pursuant to Rule 12b-1 under the
FEE                  Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by
                     Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the
                     Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc.
                     guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 16 and
                     25).

                                2

---------------------------------------------------------------------------------------
ALTERNATIVE          Four classes of shares are offered:

PURCHASE             o Class A shares are offered with a front-end sales charge,
ARRANGEMENTS         starting at 5.25% and reduced for larger purchases. Investments of
                     $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge
                     ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the
                     Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 16, 20 and 25).

                     o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC (scaled down from 5.0% to
                     1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain
                     qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May,
                     2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 16, 22 and 25).

                     o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                     Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing
                     shareholder accounts pursuant to the Fund's 12b-1 Plan.
                     Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                     (see pages 16, 24 and 25).

                     o Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain
                     qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 16 and 25).

                                3

---------------------------------------------------------------------------------------
DIVIDENDS AND        Dividends from net investment income and distributions from net
CAPITAL GAINS        capital gains, if any, are paid at least once each year. Dividends
DISTRIBUTIONS        and capital gains distributions are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC (see pages 27 and 31).

REDEMPTION           Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through
                     EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account (see page 30).

RISK                 The net asset value of the Fund's shares will fluctuate with
CONSIDERATIONS       changes in the market value of the Fund's portfolio securities.
                     The Fund may purchase foreign securities, which involve certain special risks. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code. The Fund may invest in lower rated or unrated convertible securities, may invest in foreign securities and may purchase securities on a when-issued, delayed delivery or "when, as and if issued" basis, which may involve certain special risks (see pages 12-15).



The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------


   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees expected to be paid for the fiscal year ended March 31, 1998.



                                                        CLASS A      CLASS B       CLASS C      CLASS D
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases (as a
 percentage of offering price) .....................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments  ....     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or
 redemption proceeds)...............................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees.....................................     None          None         None         None
Exchange Fee........................................     None          None         None         None

Annual Fund Operating Expenses (as a percentage of average net assets)
Management and Advisory Fees* ......................     0.80%         0.80%        0.80%        0.80%
12b-1 Fees (5)(6)...................................     0.25%         0.74%        1.00%        None
Other Expenses .....................................     0.14%         0.14%        0.14%        0.14%
Total Fund Operating Expenses (7)*..................     1.19%         1.68%        1.94%        0.94%



------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.
(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").
(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").
(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").
(7) There were no outstanding shares of Class A, Class C or Class D prior to July 28, 1997. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses."
* Effective March 2, 1998, the management agreement between the Fund and its former manager (the "Former Management Agreement") and the advisory agreement between the Fund and its former adviser (the "Former Advisory Agreement") were terminated and the Fund entered into an investment management agreement with Dean Witter InterCapital Inc. (the "Investment Management Agreement"). (See "The Fund and its Management.") The fee under the Investment Management Agreement is 0.05% lower than the total aggregate fee previously paid by the Fund pursuant to the Former Management Agreement and the Former Advisory Agreement combined. "Management and Advisory Fees" and "Total Fund Operating Expenses" have been restated to reflect the lower fee. Actual "Management and Advisory Fees" pursuant to the Former Management Agreement and the Former Advisory Agreement for the fiscal year ended March 31, 1997 were 0.85% of the average daily net assets of Class B (Class B was the only class of shares outstanding at March 31, 1997) and "Total Fund Operating Expenses" were 1.73% of the average daily net assets of Class B.

-----------------------------------------------------------------------------



 EXAMPLES                                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
 assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ......................................................    64        88        114        189
  Class B ......................................................    67        83        111        198
  Class C.......................................................    30        61        104        226
  Class D ......................................................    10        30         52        115

You would pay the following expenses on the same $1,000
 investment assuming no redemption at the end of the period:
  Class A ......................................................    64        88        114        189
  Class B ......................................................    17        53         91        198
  Class C ......................................................    20        61        104        226
  Class D ......................................................    10        30         52        115


   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Repurchases and Redemptions."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout each of the periods through March 31, 1997 have been audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended September 30, 1997 is unaudited. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                         FOR THE
                                        SIX MONTHS                                                 FOR THE PERIOD
                                          ENDED             FOR THE YEAR ENDED MARCH 31,            MAY 29, 1992*
                                      SEPTEMBER 30,     --------------------------------------         THROUGH
                                         1997**++        1997      1996      1995        1994      MARCH 31, 1993
                                      -------------     ------     ------   -------     ------     --------------
                                       (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................        $  15.09        $15.09    $12.11    $12.10     $11.26     $10.00
                                         --------        ------    -----     ------     ------     ------
Net investment loss .............           (0.05)        (0.12)    (0.11)    (0.06)     (0.06)     (0.01)
Net realized and unrealized gain             3.88          1.39      3.09      0.07       0.90       1.27
                                         --------        ------    -----     ------     ------     ------
Total from investment operations             3.83          1.27      2.98      0.01       0.84       1.26
                                         --------        ------    -----     ------     ------     ------
Less distributions from net
 realized gain ..................           (1.28)        (1.27)     --        --         --           --
                                         --------        ------    -----     ------     ------     ------
Net asset value, end of period  .        $  17.64        $15.09    $15.09    $12.11     $12.10     $11.26
                                         ========        ======    ======    ======     ======     ======
TOTAL INVESTMENT RETURN+.........           26.02%(1)      8.31%    24.69%     0.08%      7.46%     12.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ........................            1.63%(2)      1.73%     1.82%     1.96%      1.93%      2.07%(2)
Net investment loss .............           (0.05)%(2)    (0.75)%   (0.72)%   (0.48)%    (0.59)%    (0.14)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands ......................          $840,330    $727,528  $767,170  $697,350   $707,069   $486,829
Portfolio turnover rate .........                17%(1)      45%       48%       38%        35%        26%(1)
Average commission rate paid  ...          $ 0.0596     $0.0590   $0.0595        --         --         --



------------
*      Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated
       Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of last business day of the period.
(1)    Not annualized.
(2)    Annualized.

FINANCIAL HIGHLIGHTS continued
-----------------------------------------------------------------------------



                                            For the period
                                            July 28, 1997*
                                               through
                                            September 30,
                                                1997++
-----------------------------------------------------------------------------
                                              (unaudited)
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $     17.58
Net realized and unrealized gain .......            0.07
Net asset value, end of period..........     $     17.65
                                             ===========

TOTAL INVESTMENT RETURN+................            0.40%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................            1.24%(2)
Net investment loss.....................              --%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $        20
Portfolio turnover rate.................              17%(1)
Average commission rate paid............     $    0.0596

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...     $     17.58
Net investment loss.....................           (0.03)
Net realized and unrealized gain .......            0.08
Total from investment operations .......            0.05
Net asset value, end of period..........     $     17.63
                                             ===========

TOTAL INVESTMENT RETURN+................            0.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses................................            2.00%(2)
Net investment loss.....................           (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................     $       128
Portfolio turnover rate.................              17%(1)
Average commission rate paid............     $    0.0596


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

FINANCIAL HIGHLIGHTS continued
-----------------------------------------------------------------------------



                                           For the period
                                           July 28, 1997*
                                              through
                                           September 30,
                                               1997++
-----------------------------------------------------------------------------
                                             (unaudited)
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  .     $     17.58
Net investment income..................            0.01
Net realized and unrealized gain ......            0.07
Total from investment operations ......            0.08
Net asset value, end of period.........     $     17.66
                                            ===========
TOTAL INVESTMENT RETURN+...............            0.46%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................            0.97%(2)
Net investment income..................            0.01%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.............................     $        10
Portfolio turnover rate................              17%(1)
Average commission rate paid...........     $    0.0596


------------
*      The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   Dean Witter Growth Fund (the "Fund") is an open-end, non-diversified, management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on January 31, 1992.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.


   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and
administrative capacities to     investment companies, thirty of which are
listed on the New York Stock Exchange, with combined assets of approximately
$   billion at January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which
aggregated approximately $    billion at such date.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and supervise the investment of the Fund's assets. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   Under a Sub-Advisory Agreement between Morgan Stanley Asset Management Inc. ("MSAM" or the "Sub-Adviser") and the Investment Manager, the Sub-Adviser provides the Fund with investment advice and portfolio management relating to the Fund's investments, subject to the overall supervision of the Investment Manager. The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Adviser to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   The Sub-Adviser, whose address is 1221 Avenue of the Americas, New York, New York, together with its institutional investment management affiliates had as of January 31, 1998 manages, as of January 31, 1998, assets of
approximately $    billion in assets under management as an investment
manager or a fiduciary adviser primarily for U.S. corporate and public employee benefit plans, investment companies, endowments, foundations and wealthy individuals. MSAM, like InterCapital, is a wholly-owned subsidiary of MSDWD.

   Prior to March, 1998, the Fund was named "TCW/DW Core Equity Trust" and was managed by Dean Witter Services Company Inc. (the "Former Manager") pursuant to a management agreement between the Fund and the Former Manager (the "Former Management Agreement") and was advised by TCW Funds Management, Inc. (the "Former Adviser") pursuant to an advisory agreement between the Fund and the Former Adviser (the "Former Advisory Agreement"). The Former Adviser had informed the Board of Trustees of the Fund that it planned to resign as investment adviser to the Fund and on November 6, 1997, the Board of Trustees recommended that a new investment management agreement between the Fund and InterCapital (the "Investment Management Agreement") be submitted to shareholders for approval. At the same meeting the Trustees also recommended that shareholders approve a new Sub-Advisory Agreement between InterCapital and MSAM (the "Sub-Advisory Agreement"). The shareholders approved the Investment Management Agreement and the Sub-Advisory Agreement on February 26, 1998 and the Investment Management Agreement and the Sub-Advisory Agreement became effective on March 2, 1998.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the

Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated by applying the annual rate of 0.80% of the Fund's net assets up to $750 million, scaled down at various asset levels to 0.70% on assets over $1.5 billion. As compensation for its services pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser compensation equal to 40% of its compensation. The fee rate under the Investment Management Agreement is 0.05% lower than the total aggregate fee rate previously in effect under the Former Management Agreement and the Former Advisory Agreement combined. For the fiscal year ended March 31, 1997, the Fund accrued total compensation to the Former Manager and the Former Adviser amounting to 0.51% and 0.34%, respectively, of the Fund's average daily net assets. During that period, the Fund's total expenses amounted to 1.73% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------


   The investment objective of the Fund is long-term growth of capital. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved.

   The Fund invests primarily in common stocks and securities convertible into common stocks of companies which offer the prospect for growth of earnings. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in common stocks and convertible securities. There are no minimum rating or quality requirements with respect to convertible securities in which the Fund may invest and, thus, all or some of such securities may be below investment grade. See the Appendix to the Statement of Additional Information for a discussion of ratings of fixed-income securities.


   The Sub-Adviser invests the Fund's assets by pursuing its "equity growth" philosophy. That strategy involves a two-step process to achieve value for the Fund's shareholders by taking advantage of unrecognized appreciation potential created by changes in the economic, social and political environments. Pursuant to its approach, the Sub-Adviser emphasizes individual security selection. Individual companies are chosen for investment by the Fund, based on factors including but not limited to: potential growth in earnings and dividends; quality of management; new products and/or new markets; research and development capabilities; historical rate of return on equity and invested capital; cash flow and balance sheet strength; and forcing value through company initiatives such as cost reduction or share repurchase. As a second step, the Sub-Adviser considers the weightings that the selected companies and industries will have in the portfolio.

   The Fund intends to invest primarily, but not exclusively, in companies having stock market capitalizations (calculated by multiplying the number of outstanding shares of a company by the current market price) of at least $1 billion. The Sub-Adviser anticipates that the Fund will focus its investments in fewer than 100 companies, although the Sub-Adviser continuously monitors up to 250 companies for possible investment by the Fund. The Fund's holdings are changed by the Sub-Adviser as warranted based on changes in the overall market or economic environment, as well as factors specific to particular companies.


   While the Fund invests primarily in common stocks and securities convertible into common stock, under ordinary circumstances it may invest up to 35% of its total assets in money market instruments, which are short-term (maturities of up to thirteen months) fixed-income securities issued by private and governmental institutions. Money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government or its agencies (Treasury bills, notes and bonds); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposit; and commercial paper rated within the two highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or, if not rated, issued by a company having an outstanding debt issue rated AAA by S&P or Aaa by Moody's.


   There may be periods during which, in the opinion of the Investment Manager and the Sub-Adviser, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its total assets is invested in money market instruments or cash.


   The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "Act"), and as such is not limited by the Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

RISK CONSIDERATIONS AND INVESTMENT PRACTICES

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

   Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


   Because of the special nature of the Fund's permitted investments in lower rated convertible securities, the Investment Manager and the Sub-Adviser must take account of certain special consid-erations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Foreign Securities. The Fund may invest in securities of foreign companies. However, the Fund will not invest more than 25% of the value of its total assets, at the time of purchase, in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depository Receipts, on which there is no such limit). The Fund's investments in unlisted foreign securities are subject to the Fund's overall policy limiting its investment in illiquid securities to 15% or less of its net assets. Investments in certain Canadian issuers may be speculative due to certain political risks and may be subject to substantial price fluctuations.

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. To the extent the Fund purchases Eurodollar certificates of deposit issued by foreign branches of domestic United States banks, consideration will be given to their domestic marketability, the lower reserve requirements normally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions and future international political and economic developments which might adversely affect the payment of principal or interest.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   Private Placements. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


   Investment in Real Estate Investment Trusts. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager and/or the Sub-Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.


   Futures and Options Transactions. The Fund is authorized to engage in options and futures transactions, although it has no current intention to do so during the coming year. The Fund will not engage in such options and futures transactions unless and until the Fund's Prospectus has been revised to reflect such a change following approval by the Fund's Board of Trustees.

PORTFOLIO MANAGEMENT


   The Fund's portfolio is actively managed by its Investment Manager and the Sub-Adviser with a view to achieving the Fund's investment objective. Kurt Feuerman, a Managing Director of MSAM in its Institutional Equity Group, and Margaret Johnson, a Principal of MSAM and a portfolio manager in its Institutional Equity Group, have been the primary portfolio co-managers of the Fund since March, 1998. Ms. Johnson has been a portfolio manager with MSAM for over five years. Prior to joining

MSAM in July 1993, Mr. Feuerman was a Managing Director of Drexel Burnham
Lambert.

   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Adviser will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley and Co. Incorporated and other broker-dealer affiliates of the Investment Manager and the Sub-Adviser, and others regarding economic developments and interest rate trends, and the Investment Manager's and the Sub-Adviser's own analysis of factors they deem relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of the Investment Manager and the Sub-Adviser. The Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley and Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager and the Sub-Adviser. It is not anticipated that the portfolio trading will result in the Fund's portfolio turnover rate exceeding 200% in any one year. The Fund will incur brokerage costs commensurate with its portfolio turnover rate.


   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------


   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

   In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase more than 10% of the voting securities of any issuer.


PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------


GENERAL


   The Fund offers each Class of its shares for sale to the public on a continuous basis. Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, pursuant to a Distribution Agreement between the Fund and the Distributor and offered by DWR and other dealers who have entered into selected broker-dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal ex-ecutive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Growth Fund, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303, or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program, and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent.


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settle-ment date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Repurchases and Redemptions."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."


   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.


   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.


   For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount.


   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                         CONVERSION
   CLASS          SALES CHARGE          12B-1 FEE          FEATURE
    A         Maximum 5.25%              0.25%            No
              initial sales charge
              reduced for
              purchases of
              $25,000 and over;
              shares sold without
              an initial sales
              charge generally
              subject to a 1.0%
              CDSC during first
              year.

     B        Maximum 5.0%                 1.0%           B shares convert
              CDSC during the first                       to A shares
              year decreasing                             automatically
     B        to 0 after six years                        after
              1.0% CDSC during                            approximately
     C        first year                   1.0%           ten years
     D         None                       None
                                                           No
                                                           No


   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
  than $50,000 ......      4.75%            4.99%
$50,000 but less
  than $100,000 .....      4.00%            4.17%
$100,000 but less
  than $250,000 .....      3.00%            3.09%
$250,000 but less
  than $1 million  ..      2.00%            2.04%
$1 million and over          0                 0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts;

(c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.


   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that, together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.


   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.


   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.


   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:


   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

   (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;


   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.


CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.


   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None


   In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:


         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None


   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.


   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and


   (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


   Conversion to Class A Shares. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.


   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.


   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.


LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors:
(i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares); (iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR;
(v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.


PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


   For the fiscal year ended March 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $5,711,981, which amount is equal to 0.74% of the average daily net assets of Class B for the fiscal year. These payments were calculated pursuant to clause (a) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $21,584,533 at March 31, 1997, which was equal to 2.97% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.


   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the

New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other stock exchange is valued at its latest sale price on that exchange; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees.


   Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.


SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").


   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

   EasyInvest(Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Fund's Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions--Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE


   Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds, Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.


   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares of the Fund exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for shares of Global Short-Term or Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.


   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all appplicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account ex-ecutive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).


   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemp-tion suspended under unusual circumstances e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares repurchased or redeemed and has not previously exercised this reinstatement privilege may, within 35 days after the date of the repurchase or redemption, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on sixty days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------


   Dividends and Distributions. The Fund declares dividends for each Class of shares separately and intends to pay dividends and to distribute substantially all of the Fund's net investment income and net short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared with a record date in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period generally must be met.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.


   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.


   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------


   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A 's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.


   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitation on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   The Fund's Sub-Adviser also has a code of ethics which complies with regulatory requirements and, insofar as it relates to persons associated with the Fund, the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter Growth Fund
Two World Trade Center
New York, New York 10048

TRUSTEES
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and
General Counsel
Thomas F. Caloia
Treasurer

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
Dean Witter InterCapital Inc.

SUB-ADVISER
Morgan Stanley Asset Management Inc.

DEAN WITTER
GROWTH FUND

                PROSPECTUS
                MARCH 2, 1998

STATEMENT OF ADDITIONAL INFORMATION
MARCH 2, 1998

                                                            DEAN WITTER
                                                            GROWTH FUND
-----------------------------------------------------------------------------

   Dean Witter Growth Fund (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing primarily in common stocks and securities convertible into common stocks. See "Investment Objective and Policies."

   A Prospectus for the Fund dated March 2, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone number listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter Growth Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management ..........................    3
Trustees and Officers ................................    7
Investment Practices and Policies ....................   13
Investment Restrictions ..............................   16
Portfolio Transactions and Brokerage .................   17
The Distributor ......................................   19
Purchase of Fund Shares...............................   23
Shareholder Services .................................   26
Repurchases and Redemptions ..........................   30
Dividends, Distributions and Taxes ...................   31
Performance Information ..............................   32
Description of Shares ................................   33
Custodian and Transfer Agent .........................   33
Independent Accountants ..............................   34
Reports to Shareholders ..............................   34
Legal Counsel ........................................   34
Experts ..............................................   34
Registration Statement ...............................   34
Financial Statements--March 31, 1997 .................   35
Report of Independent Accountants ....................   45
Financial Statements--September 30, 1997 (unaudited)..   46
Appendix--Ratings of Corporate Debt Instruments  .....   60

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the name "TCW/DW Core Equity Trust" under the laws of the Commonwealth of Massachusetts on January 31, 1992. On
     ,     , the Trustees of the Fund adopted an Amendment to the Declaration of Trust changing the name of the Fund to Dean Witter Growth Fund.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's investment manager. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio are conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, InterCapital Income Securities Inc., InterCapital Insured Municipal Bond Trust, InterCapital Insured Municipal Trust, InterCapital Insured Municipal Income Trust, InterCapital Insured Municipal Securities, InterCapital California Insured Municipal Income Trust, InterCapital Insured California Municipal Securities, InterCapital Quality Municipal Investment Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter Developing Growth Securities Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter World Wide Income Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, Dean Witter Utilities Fund, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter Precious Metals and Minerals Trust, Dean Witter New York Municipal Money Market Trust, Dean Witter European Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income

Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds.

   In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies, for which TCW Funds Management, Inc. is the investment adviser:
TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2001, TCW/DW Term Trust 2000 and TCW/DW Term Trust 2003, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of the BlackRock Strategic Term Trust Inc., a closed-end investment company; and (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.

   Pursuant to an investment management agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage its business affairs and to supervise the investment of the Fund's assets. The Investment Manager, in conjunction with Morgan Stanley Asset Management Inc. (the "Sub-Adviser") and through its own portfolio management staff, obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   Under the terms of the Management Agreement, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund. The Investment Manager has retained DWSC to perform its administrative services under the Agreement.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Adviser pursuant to the Sub-Advisory Agreement (see below) or by the distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a "Class") pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser or any corporate affiliate of the Investment Manager or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on the Fund's borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto (depending upon the nature of the legal claim, liability or lawsuit) and all other costs of the Fund's operations properly payable by the Fund. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligation thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   Pursuant to a sub-advisory agreement between the Investment Manager and Sub-Adviser (the "Sub-Advisory Agreement"), the Sub-Adviser has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to issuers and to manage the Fund's portfolio.

   Morgan Stanley Asset Management Inc. ("MSAM"), a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, New York 10020, became the Fund's Sub-Adviser effective March 2, 1998. MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of
January   , 1998 MSAM, together with its affiliated institutional asset
management companies, had approximately $   billion in assets under
management as an investment manager or as a fiduciary adviser. MSAM has been managing international securities since 1986.

   Prior to March, 1998, the Fund was managed by Dean Witter Services Company Inc. (the "Former Manager") pursuant to a management agreement between the Fund and the Former Manager (the "Former Management Agreement") and was advised by TCW Funds Management, Inc. (the "Former Adviser") pursuant to an advisory agreement between the Fund and the Former Adviser (the "Former Advisory Agreement"). The Former Adviser had informed the Board of Trustees of the Fund that it planned to resign as investment adviser to the Fund and on November 6, 1997, the Board of Trustees recommended that the Investment Management Agreement between the Fund and InterCapital be submitted to shareholders for approval. At the same meeting the Trustees also recommended that shareholders approve the Sub-Advisory Agreement between InterCapital and MSAM described above. The shareholders approved the Investment Management Agreement and the Sub-Advisory Agreement on February 26, 1998 and the Investment Management Agreement and the Sub-Advisory Agreement became effective on March 2, 1998.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated by applying the annual rate of 0.80% of the Fund's net assets up to $750 million; 0.75% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.70% of the portion of daily net assets exceeding $1.5 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Adviser compensation equal to 40% of its monthly compensation. The fee rate under the Investment Management Agreement is 0.05% lower than the total aggregate fee rate previously in effect under the Former Management Agreement and the Former Advisory Agreement combined (the Former Manager was entitled to receive 0.51% of the portion of daily net assets not exceeding $750 million; 0.48% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.45% of the portion of daily net assets exceeding $1.5 billion; the Former Adviser was entitled to receive 0.34% of the portion of daily net assets not exceeding $750 million; 0.32% of the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.30% of the portion of daily net assets exceeding $1.5 billion). Total compensation accrued to the Former Manager for the fiscal years ended March 31, 1995, 1996 and 1997 amounted to $3,594,353, $3,854,301 and $3,918,537, respectively. Total compensation accrued to the Former Adviser for the fiscal years ended March 31, 1995, 1996 and 1997 amounted to $2,396,236, $2,569,533 and $2,612,358, respectively.

   InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for $200,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR.

   The Former Management Agreement was initially approved by the Trustees on June 1, 1994 and became effective on April 17, 1995. The Former Management Agreement replaced a prior management agreement in effect between the Fund and the Former Manager, which in turn had earlier replaced a prior management agreement between the Fund and InterCapital, the parent company of the Former Manager. The nature and scope of services provided to the Fund, and the formula to determine fees paid by the Fund under the Former Management Agreement, were identical to those of the Fund's previous management agreements. The Former Advisory Agreement was initially approved by the Trustees on March 9, 1992 and by DWR as the then sole shareholder on March 16, 1992.

   Both the Investment Manager and the Sub-Adviser have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Adviser may be furnished by directors, officers and employees of the Investment Manager and the Sub-Adviser. In connection with the services rendered by the Sub-Adviser, the Sub-Adviser bears the following expenses: (a) the salaries and expenses of its personnel; and (b) all expenses incurred by it in connection with performing the services provided by it as Sub-Adviser, as described above.

   Under their terms, the Agreements have an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreements is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

   The following owned more than 5% of the outstanding Class A shares of the Fund on December 1, 1997: Dean Witter InterCapital Inc., Attn: Frank DeVito,
2 World Trade Center, 73rd Floor, New York, NY 10048 - 50.7%; and Elmer R. Rintz REV TR DTD 8-7-8 and Richard T. Rintz (Successor Trustee), 39 Lyon Drive, Deland, FL 32724 - 49.1%.

   The following owned more than 5% of the outstanding Class C shares of the Fund on December 1, 1997: Dean Witter Reynolds Custodian for Chris Orlowsky IRA STD/Rollover DTD 09/04/90, 15831 South 15th Place, Phoenix, AZ 85048 - 9.8%; Sharon B. Freund and Deborah File JTTEN, 77 7th Avenue, #3D, New York, NY 10011 - 23.4%; Dean Witter Reynolds Custodian for William B. Gould IRA Rollover Dated 07/19/93, 780 Boylston Street, #8C, Boston, MA 02199 - 6.9%; and Jeffrey L. Stratton and Carol S. Stratton JTTEN, 12152 Southwick Circle, Knoxville, TN 37922 - 39.5%.

   The following owned more than 5% of the outstanding Class D shares of the Fund on December 1, 1997: Dean Witter InterCapital Inc., Attn: Frank DeVito, 2 World Trade Center, 73rd Floor, New York, NY 10048 - 99.7%.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital and the Sub-Adviser, and affiliated companies thereof, and with
the    Dean Witter Funds and the    TCW/DW Funds, are shown below.



       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------
Michael Bozic (57) ......................  Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                    Corporation (since November, 1995); Director or Trustee of the
c/o Levitz Furniture Corporation           Dean Witter Funds; formerly President and Chief Executive Officer
6111 Broken Sound Parkway, N.W.            of Hills Department Stores (May, 1991-July, 1995); formerly
Boca Raton, Florida                        variously Chairman, Chief Executive Officer, President and Chief
                                           Operating Officer (1987-1991) of the Sears Merchandise Group of
                                           Sears, Roebuck and Co.; Director of Eaglemark Financial Services,
                                           Inc., the United Negro College Fund and Weirton Steel
                                           Corporation.

Charles A. Fiumefreddo* (64).............  Chairman, Chief Executive Officer and Director of InterCapital,
Chairman of the Board, Chief               DWSC and Distributors; Executive Vice President and Director of
Executive Officer and Trustee              DWR; Chairman, Director or Trustee, President and Chief Executive
Two World Trade Center                     Officer of the Dean Witter Funds; Chairman of the Board, Chief
New York, New York                         Executive Officer and Trustee of the TCW/DW Funds; Chairman and
                                           Director of Dean Witter Trust FSB ("DWT''); Director and/or
                                           officer of various MSDWD subsidiaries; formerly Executive Vice
                                           President and Director of Dean Witter, Discover & Co. (until
                                           February, 1993).

Edwin J. Garn (65) ......................  Director or Trustee of the Dean Witter Funds; formerly United
Trustee                                    States Senator (R-Utah)(1974-1992) and Chairman, Senate Banking
c/o Huntsman Corporation                   Committee (1980-1986); formerly Mayor of Salt Lake City, Utah
500 Huntsman Way                           (1971-1974); formerly Astronaut, Space Shuttle Discovery (April
Salt Lake City, Utah                       12-19, 1985); Vice Chairman, Huntsman Corporation (since January,
                                           1993); Director of Franklin Covey (time management systems), John
                                           Alden Financial Corp. (health insurance), United Space Alliance
                                           (joint venture between Lockheed Martin and the Boeing Company)
                                           and Naskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

John R. Haire (73) ......................  Chairman of the Audit Committee and Chairman of the Independent
Trustee                                    Directors or Trustees and Director or Trustee of the Dean Witter
Two World Trade Center                     Funds; Chairman of the Audit Committee and Chairman of the
New York, New York                         Committee of Independent Trustees and Trustee of the TCW/DW
                                           Funds; formerly President, Council for Aid to Education
                                           (1978-1989) and Chairman and Chief Executive Officer of Anchor
                                           Corporation, an Investment Adviser (1964-1978) .

                                7

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------
Wayne E. Hedien (63) ....................  Retired; Director or Trustee of the Dean Witter Funds; Director
Trustee                                    of The PMI Group, Inc. (private mortgage insurance); Trustee and
c/o Gordon Altman Butowsky                 Vice Chairman of The Field Museum of Natural History; formerly
 Weitzen Shalov & Wein                     associated with the Allstate Companies (1966-1994), most recently
Counsel to the Independent Trustees        as Chairman of The Allstate Corporation (March, 1993-December,
114 West 47th Street                       1994) and Chairman and Chief Executive Officer of its
New York, New York                         wholly-owned subsidiary, Allstate Insurance Company (July,
                                           1989-December, 1994); director of various other business and charitable organizations.

Dr. Manuel H. Johnson (49) ..............  Senior Partner, Johnson Smick International, Inc., a consulting
Trustee                                    firm; Co-Chairman and a founder of the Group of Seven Council
c/o Johnson Smick International, Inc.      (G7C), an international economic commission (since September,
1133 Connecticut Avenue, N.W.              1990); Director or Trustee of the Dean Witter Funds; Trustee of
Washington D.C.                            the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer). Chairman and
                                           Trustee of the Financial Accounting Foundation (oversight
                                           organization for the Financial Accounting Standards Board);
                                           formerly Vice Chairman of the Board of Governors of the Federal
                                           Reserve System (1986-1990) and Assistant Secretary of the U.S.
                                           Treasury (1982-1986).

Michael E. Nugent (61)...................  General Partner, Triumph Capital, L.P., a private investment
Trustee                                    partnership; Director or Trustee of the Dean Witter Funds;
c/o Triumph Capital, L.P.                  Trustee of the TCW/DW Funds; formerly Vice President, Bankers
237 Park Avenue                            Trust Company and BT Capital Corporation (1984-1988); Director of
New York, New York                         various business organizations.

Philip J. Purcell* (54)..................  Chairman of the Board of Directors and Chief Executive Officer of
Trustee                                    MSDWD, DWR and Novus Credit Services Inc.; Director of
1585 Broadway                              InterCapital, DWSC and Distributors; Director or Trustee of the
New York, New York                         Dean Witter Funds; Director and/or officer of various MSDWD subsidiaries.

John L. Schroeder (67)...................  Retired; Director or Trustee of the Dean Witter Funds; Trustee of
Trustee                                    the TCW/DW Funds; formerly Executive Vice President and Chief
c/o Gordon Altman Butowsky                 Investment Officer of the Home Insurance Company (August,
 Weitzen Shalov & Wein                     1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

                                8

       NAME, AGE, POSITION WITH FUND
                AND ADDRESS                           PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------
Barry Fink (43)..........................  Senior Vice President (since March, 1997) and Secretary and
Vice President, Secretary                  General Counsel (since February, 1997) of InterCapital and DWSC;
 and General Counsel                       Senior Vice President (since March, 1997) and Assistant Secretary
Two World Trade Center                     and Assistant General Counsel (since February, 1997) of
New York, New York                         Distributors; Assistant Secretary of DWR (since August, 1996);
                                           Vice President, Secretary and General Counsel of the Dean Witter
                                           Funds and the TCW/DW Funds (since February, 1997); previously
                                           First Vice President (June, 1993-February, 1997), Vice President
                                           (until June, 1993) and Assistant Secretary and Assistant General
                                           Counsel of InterCapital and DWSC and Assistant Secretary of the
                                           Dean Witter Funds and the TCW/DW Funds.

Thomas F. Caloia (51)....................  First Vice President and Assistant Treasurer of InterCapital and
Treasurer                                  DWSC; Treasurer of the Dean Witter Funds and the TCW/DW Funds.

Two World Trade Center
New York, New York [FN]
------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.


   In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, are Vice Presidents of the Fund; and Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees currently consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds and are referred to in this section as Trustees. As of the date of this
Statement of Additional Information, there are a total of    Dean Witter
Funds, comprised of     portfolios. As of January 31, 1998, the Dean Witter
Funds had total net assets of approximately $   billion and more than six
million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven Independent Trustees are also Independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.


   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined
total of      meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.


   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.


DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.


   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.


   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or the Sub-Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund.

   At their November 6, 1997 meeting, the Trustees of the Fund nominated for election or re-election, as appropriate, the following nine nominees to the Fund's Board of Trustees to serve for indefinite terms: Michael Bozic, Charles A. Fiumefreddo, Edwin Jacob (Jake) Garn, John R. Haire, Wayne E. Hedien, Dr. Manuel H. Johnson, Michael E. Nugent, Philip J. Purcell and John
L. Schroeder, and these nominees were elected by the shareholders of the Fund on February 26, 1998. Messrs. Fiumefreddo, Haire, Johnson, Nugent and Schroeder previously served as Trustees of the Fund and, with the exception of Mr. Schroeder, were previously elected by shareholders. Messrs. Bozic, Garn, Hedien and Purcell currently hold directorships or trusteeships with the other Dean Witter Funds and were elected to replace Messrs. Argue, DeMartini, Larkin and Stern who resigned as Trustees. Messrs. Bozic, Garn, Hedien and Purcell commenced service at the time the Investment Management Agreement took effect on March 1, 1998. Prior to the February 26, 1998 election of Messrs. Bozic, Garn, Hedien and Purcell and the resignation of Messrs. Argue, DeMartini, Larkin and Stern, the Fund paid each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board attended by the Trustee. The fee paid by the Fund to the Chairman of the Audit Committee and the Chairman of the Committee of the Independent Trustees remained unchanged after the February 26, 1998 election.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended March 31, 1997.


                              FUND COMPENSATION


                                AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE   FROM THE FUND
---------------------------  ---------------
John R. Haire...............      $7,341
Dr. Manuel H. Johnson.......       5,575
Michael E. Nugent...........       5,791
John L. Schroeder...........       5,791

   At such time as the Fund has paid fees to the Independent Trustees for a full fiscal year at the current compensation rates set forth above, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the Dean Witter Funds during the calendar year ended December 31, 1997, it is estimated that the compensation paid to each Independent Trustee by the Fund during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                                    AGGREGATE
                                   COMPENSATION
                                  FROM THE FUND
NAME OF INDEPENDENT TRUSTEE        (ESTIMATED)
------------------------------  -----------------
Michael Bozic..................         $
Edwin J. Garn .................
John R. Haire..................
Wayne E. Hedien ...............
Dr. Manuel H. Johnson .........
Michael E. Nugent .............
John L. Schroeder..............



   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 83 Dean Witter Funds and 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those funds and 5 Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                         FOR SERVICE AS
                                                                           CHAIRMAN OF       FOR SERVICES AS
                                                                          COMMITTEES OF        CHAIRMAN OF
                                    FOR SERVICE                            INDEPENDENT        COMMITTEES OF
                                  AS DIRECTOR OR      FOR SERVICE AS       DIRECTORS/          INDEPENDENT
                                    TRUSTEE AND        TRUSTEE AND          TRUSTEES            TRUSTEES            TOTAL CASH
                                     COMMITTEE          COMMITTEE           AND AUDIT           AND AUDIT          COMPENSATION
                                      MEMBER              MEMBER           COMMITTEES          COMMITTEES        FOR SERVICES TO
                                       OF 83              OF 14               OF 83               OF 14           83 DEAN WITTER
                                    DEAN WITTER           TCW/DW           DEAN WITTER           TCW/DW            FUNDS AND 14
NAME OF INDEPENDENT TRUSTEE            FUNDS              FUNDS               FUNDS               FUNDS            TCW/DW FUNDS
------------------------------   ----------------  ------------------  ------------------ ------------------- -------------------
Michael Bozic .................          $                  --                  --                  --                  $
Edwin J. Garn .................                             --                  --                  --
John R. Haire..................                             $                   $                   $
Wayne E. Hedien................
Dr. Manuel H. Johnson..........                                                 --                  --
Michael E. Nugent..............                                                 --                  --
John L. Schroeder..............                                                 --                  --



   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, not including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds (not including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1997.


                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS


                                ESTIMATED
                             CREDITED YEARS     ESTIMATED    RETIREMENT BENEFITS  ESTIMATED ANNUAL BENEFITS
                              OF SERVICE AT   PERCENTAGE OF  ACCRUED AS EXPENSES       UPON RETIREMENT
                               RETIREMENT       ELIGIBLE       BY ALL ADOPTING        FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION          FUNDS                 FUNDS(2)
---------------------------  -------------- ---------------  ------------------- -------------------------
Michael Bozic ..............       10             50.0%               $                       $
Edwin J. Garn ..............       10             50.0
John R. Haire...............       10             50.0
Wayne E. Hedien ............        9             42.9
Dr. Manuel H. Johnson.......       10             50.0
Michael E. Nugent...........       10             50.0
John L. Schroeder...........        8             41.7


(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------


MONEY MARKET SECURITIES


   As stated in the Prospectus, the money market instruments which the Fund may purchase include U.S. Government securities, bank obligations, Eurodollar certificates of deposit, obligations of savings institutions, fully insured certificates of deposit and commercial paper. Such securities are limited to:

   U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

   Bank Obligations. Obligations (including certificates of deposit, bankers' acceptances, commercial paper (see below) and other debt obligations) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except as permitted below;

   Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more (investments in Eurodollar certificates may be affected by changes in currency rates or exchange control regulations, or changes in governmental administration or economic or monetary policy in the United States and abroad);

   Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more (investments in savings institutions above $100,000 in principal amount are not protected by Federal deposit insurance);

   Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the Federal Deposit Insurance Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate; and

   Commercial Paper. Commercial paper rated within the two highest grades by Standard & Poor's Corporation or the highest grade by Moody's Investors Service, Inc. or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by Standard & Poor's or Aaa by Moody's.

LENDING OF PORTFOLIO SECURITIES


   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Manager and/or the Sub-Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Sub-Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.


   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and/or Sub-Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


WARRANTS

   The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS

   From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security purchased or, if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

WHEN, AS AND IF ISSUED SECURIITIES


   The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager and/or the Sub-Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will continuously maintain cash or U.S. Government securities or other liquid portfolio securities equal in value to recognized commitments for such securities. Settlement of the trade will occur within five business days of the occurrence of the subsequent event. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued the Fund will have lost an investment opportunity. The Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

RESTRICTED SECURITIES

   The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended, or which are otherwise not readily marketable. These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.


   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act of 1933, which will permit the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or the Sub-Adviser, pursuant to procedures adopted by the Board of Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under the Fund's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph. The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager and/or the Sub-Adviser may not possess all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.


PORTFOLIO TURNOVER


   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 200%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.


INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

     1. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     3. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     4. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction (4). For the purpose of this restriction, collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     8. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell financial or stock index futures contracts or options thereon.

     9. Make short sales of securities.

     10. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     11. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     12. Invest for the purpose of exercising control or management of any other issuer.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------


   Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Adviser are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Any options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended March 31, 1995, 1996 and 1997 the Fund paid a total of $1,021,933, $1,197,865 and $863,405, respectively, in brokerage commissions.

   The Investment Manager and the Sub-Adviser currently each serve as investment advisers to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of InterCapital and the Sub-Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets they manage in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or Sub-Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or Sub-Adviser rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   In seeking to implement the Fund's policies, the Investment Manager and/or Sub-Adviser effect transactions with those brokers and dealers who the Investment Manager and/or the Sub-Adviser believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Adviser believe such prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended March 31, 1997, (under the management of the Former Adviser) the Fund directed the payment of $500,241 in brokerage commissions in connection with transactions in the aggregate amount of $374,557,965 to brokers because of research services provided.

   The information and services received by the Investment Manager and the Sub-Adviser from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or the Sub-Adviser and thereby reduce their expenses, it is of indeterminable value and the advisory fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley and Co. Inc. and other affiliated brokers and dealers. In order for an affiliated broker-dealer to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by an affiliated broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker-dealer are consistent with the foregoing standard. During the fiscal years ended March 31, 1995, 1996 and 1997 the Fund paid a total of $73,285, $63,490 and $53,710, respectively, in brokerage commissions to DWR. During the fiscal year ended March 31, 1997, the brokerage commissions paid to DWR represented approximately 6.22% of the total brokerage commissions paid by the Fund during the period and were paid on account of transactions having an aggregate dollar value equal to approximately 8.39% of the aggregate dollar value of all portfolio transactions of the Fund during the period for which commissions were paid.


THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on June 30, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   Plan of Distribution. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus). The Distributor has informed the Fund that it received approximately $2,328,000, $2,306,000 and $1,579,138 in contingent deferred sales charges for the fiscal years ended March 31, 1995, 1996 and 1997, respectively, none of which was retained by the Distributor.

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portions of the Plan of Distribution fee payments made by a Class, if any, are characterized as "asset-based sales charges" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on March 9, 1992, and by Intercapital as the then sole shareholder on March 9, 1992.

   At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization described above, the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, approved certain technical amendments in connection with amendments adopted by the National Association of Securities Dealers, Inc. To its Rules of the Association. At their meeting held on October 26, 1995, the Trustees of the Fund, including all the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization. At their meeting held on June 30, 1997, the Trustees, including a majority of the Independent 12b-1 Trustees, approved amendments to the Plan to reflect the multiple-class structure for the Fund, which took effect on July 28, 1997.


   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended March 31, 1997, of $5,711,981. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 1.0% of the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived. This amount is treated by the Fund as an expense in the year it is accrued. This amount represents amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") for which Dean Witter Trust FSB ("DWT") serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, InterCapital compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans are opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.


   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, InterCapital compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. InterCapital also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).


   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts.

Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


   The Fund paid 100% of the $5,711,981 accrued under the Plan for the fiscal year ended March 31, 1997 to the Distributor. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $57,116,735 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 4.05% ($2,311,647)--advertising and promotional expenses; (ii) 0.21% ($121,639)--printing of prospectuses for distribution to other than current shareholders; and (iii) 95.74% ($54,683,449)--other expenses, including the gross sales credit and the carrying charge, of which 9.20% ($5,032,558) represents carrying charges, 36.27% ($19,835,531) represents commission credits to DWR branch offices for payments of commissions to account executives and 54.53% ($29,815,360) represents overhead and other branch office distribution-related expenses. These amounts represent amounts paid by Class B only; there were no Class A or Class C shares outstanding on such date.

   In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by DWR which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totalled $21,584,533 as of March 31, 1997. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Sub-Adviser or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   Under its terms, the Plan had an initial term ending April 30, 1993, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Prior to the Board's approval of amendments to the Plan to reflect the multiple Class structure for the Fund, the most recent continuance of the Plan for one year, until April 30, 1998, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 24, 1997. Prior to approving the continuation of the Plan, the Board requested and received from the Distributor and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor, DWR and other selected broker-dealers to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4 p.m., at such earlier time) on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.


   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other Dean Witter Funds which are multiple class funds ("Dean Witter Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent") fails to confirm the investor's represented holdings.


   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.


   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other Dean Witter Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other Dean Witter Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.


   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES


   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--

Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or
(ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor. In addition, no CDSC will be imposed on redemptions of shares which are attributable to reinvestment of dividends or distributions from, or the proceeds of, certain Unit Investment Trusts.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.


   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None



   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement.


        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES


   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.


NO LOAD ALTERNATIVE--CLASS D SHARES


   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.


   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions. It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end Dean Witter Fund other than Dean Witter Growth Fund or in another Class of Dean Witter Growth Fund. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected (subject to any applicable sales charges). Shares of the Dean Witter money market funds redeemed in connection with EasyInvest are redeemed on the business day preceding the transfer of funds. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.


   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to Dean Witter Growth Fund, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.


EXCHANGE PRIVILEGE


   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of any of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter Funds which are money market funds (the foregoing nine funds are hereinafter referred to as the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


   As described below, and in the Prospectus under the captions "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or in Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or of Global Short-Term are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Dean Witter Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC Fund.

   When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and
(iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that, with respect to Class B shares, if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.


   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter

California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust, although those funds may, in their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.


   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.


   Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks. Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.


   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders will be required to include such undistributed gains in their taxable income and will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.


   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term gains or losses. The Treasury Department intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduced the maximum tax on long-term capital gains from 28% to 20%; however, it also lengthened the required holding period to obtain this lower rate from more than 12 months to more than 18 months. These lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than 5 years and that are acquired after December 31, 2000 is 18%.


   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable at either ordinary or capital gain rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a dividend or distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed for Class A, Class B, Class C and Class D shares. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Fund for the fiscal year ended March 31, 1997 and for the period from May 29, 1992 (commencement of operations) through March 31, 1997 was 3.31% and 10.42%, respectively. These returns are for Class B only; there were no other Classes of shares outstanding on such date.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total return of the Fund for the fiscal year ended March 31, 1997 and for the period from May 29, 1992 through March 31, 1997 was 8.31% and 10.70%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the fiscal year ended March 31, 1997 and for the period from May 29, 1992 through March 31, 1997 was 8.31% and 63.54%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 or $100,000 adjusted for the initial sales charge), or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $16,354, $81,770 and $163,540, respectively, at March 31,1997. This information is for Class B only; there were no other Classes of shares outstanding on such date.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------


   The shareholders of the Fund are entitled to a full vote for each full share held. Trustees have been elected by the Fund's shareholders at a Special Meeting of Shareholders on February 26, 1998. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.


   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not presently authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.


   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.


INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

   The Fund's fiscal year ends on March 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund for the year ended March 31, 1997, included in this Statement of Additional Information and incorporated by reference in the Prospectus, have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (99.7%)
             Air Transport (6.1%)
    57,800   AMR Corp.*  .....................................................  $ 4,768,500
   291,100   Delta Air Lines, Inc.  ..........................................   24,488,787
   233,900   UAL Corp.*  .....................................................   15,145,025
                                                                              --------------
                                                                                 44,402,312
                                                                              --------------
             Aircraft & Aerospace (8.1%)
   283,100   Boeing Co.  .....................................................   27,920,737
   413,900   United Technologies Corp.  ......................................   31,145,975
                                                                              --------------
                                                                                 59,066,712
                                                                              --------------
             Auto Parts -Original Equipment (4.4%)
   512,900   Lear Corp.*  ....................................................   17,118,037
   294,400   Magna International, Inc.
              (Class A)(Canada) ..............................................   14,609,600
                                                                              --------------
                                                                                 31,727,637
                                                                              --------------
             Automobiles (4.1%)
   666,200   Chrysler Corp.  .................................................   19,986,000
   309,600   Ford Motor Co.  .................................................    9,713,700
                                                                              --------------
                                                                                 29,699,700
                                                                              --------------
             Banks -Money Center (3.7%)
   250,600   Citicorp ........................................................   27,127,450
                                                                              --------------
             Beverages -Soft Drinks (2.3%)
   516,800   PepsiCo, Inc.  ..................................................   16,860,600
                                                                              --------------
             Brokerage (2.1%)
   176,000   Merrill Lynch & Co., Inc.  ......................................   15,114,000
                                                                              --------------
             Business Services (2.2%)
   476,100   Green Tree Financial Corp.  .....................................   16,068,375
                                                                              --------------
             Commercial Services (1.6%)
   484,700   Corrections Corp. of America* ...................................   11,753,975
                                                                              --------------
             Communications -Equipment &
              Software (4.0%)
   187,700   Cascade Communications Corp.*  ..................................    4,950,587
   504,906   Cisco Systems, Inc. * ...........................................   24,298,601
                                                                              --------------
                                                                                 29,249,188
                                                                              --------------
             Computer Equipment (2.1%)
   385,000   Storage Technology Corp.*  ......................................   15,111,250
                                                                              --------------
             Computer Services (2.4%)
   286,500   Computer Sciences Corp.*  .......................................   17,691,375
                                                                              --------------
             Computer Software (3.9%)
   309,200   Microsoft Corp.*  ...............................................   28,330,450
                                                                              --------------
             Drugs (1.9%)
   241,200   Amgen, Inc.*  ...................................................   13,477,050
                                                                              --------------
             Electrical Equipment (3.6%)
   224,400   Honeywell, Inc.  ................................................  $15,231,150
   608,011   Westinghouse Electric Corp.  ....................................   10,792,195
                                                                              --------------
                                                                                 26,023,345
                                                                              --------------
             Electronics -Semiconductors/
              Components (6.4%)
   337,100   Intel Corp.  ....................................................   46,856,900
                                                                              --------------
             Entertainment (1.3%)
   453,800   Mirage Resorts, Inc.*  ..........................................    9,643,250
                                                                              --------------
             Financial Services (2.1%)
   357,000   Associates First Capital Corp. (Class A)  .......................   15,351,000
                                                                              --------------
             Healthcare -Diversified (4.6%)
   215,700   Johnson & Johnson ...............................................   11,405,138
   149,300   United Healthcare Corp.  ........................................    7,110,413
   172,000   Warner-Lambert Co.  .............................................   14,878,000
                                                                              --------------
                                                                                 33,393,551
                                                                              --------------
             Healthcare -Drugs (1.8%)
   157,200   Lilly (Eli) & Co.  ..............................................   12,929,700
                                                                              --------------
             Household Appliances (3.0%)
   490,300   American Standard Companies, Inc.*  .............................   22,063,500
                                                                              --------------
             Insurance (1.6%)
   103,200   Marsh & McLennan Companies, Inc.  ...............................   11,687,400
                                                                              --------------
             Machinery -Construction &
              Materials (2.8%)
   258,400   Caterpillar, Inc.  ..............................................   20,736,600
                                                                              --------------
             Office Equipment & Supplies (3.2%)
   256,700   Hewlett-Packard Co.  ............................................   13,669,275
   163,600   Xerox Corp.  ....................................................    9,304,750
                                                                              --------------
                                                                                 22,974,025
                                                                              --------------
             Oil -Exploration & Production (1.2%)
   372,500   Canadian Natural Resources Ltd. (Canada)* .......................    9,009,928
                                                                              --------------
             Oil Integrated -International (1.1%)
    93,900   Amoco Corp.  ....................................................    8,134,088
                                                                              --------------
             Railroads (2.6%)
   253,097   Burlington Northern Santa Fe Corp.  .............................  18,729,178
                                                                              --------------
             Restaurants (1.2%)
   284,500   Boston Chicken, Inc.*  ..........................................   8,641,688
                                                                              --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS March 31, 1997, continued

 NUMBER OF
   SHARES                                                                         VALUE
-------------------------------------------------------------------------------------------
             Retail -Specialty (3.1%)
   422,700   Home Depot, Inc.  ............................................... $ 22,614,450
                                                                              -------------
             Soap & Household Products (5.6%)
   153,600   Kimberly-Clark Corp.  ...........................................   15,264,000
   221,100   Procter & Gamble Co.  ...........................................   25,426,500
                                                                              -------------
                                                                                 40,690,500
                                                                              -------------
             Telecommunications (2.6%)
   242,700   Ascend Communications, Inc.*  ...................................    9,890,025
   166,700   Lucent Technologies, Inc.  ......................................    8,793,425
                                                                              -------------
                                                                                 18,683,450
                                                                              -------------
             Tobacco (3.0%)
   194,500   Philip Morris Companies, Inc.  ..................................   22,197,313
                                                                              -------------
             TOTAL COMMON STOCKS
             (Identified Cost $512,931,010)  .................................  726,039,940
                                                                              -------------


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-----------  ---------------------------------------------------------------- -------------
             SHORT-TERM INVESTMENT (0.4%)
 $2,554      REPURCHASE AGREEMENT
             The Bank of New York
             5.375% due 04/01/97
             (dated 03/31/97; proceeds $2,554,302; collateralized by
             $1,086,566 U.S. Treasury Note 5.75% due 10/31/00 valued at
             $1,081,048 and $1,530,005 U.S. Treasury Note 6.00% due 08/15/99
             valued at $1,523,951)
             (Identified Cost $2,553,921) ....................................  $2,553,921
                                                                              -------------

TOTAL INVESTMENTS
(Identified Cost $515,484,931)(a) .   100.1%   728,593,861
LIABILITIES IN EXCESS OF OTHER
ASSETS.............................    (0.1)    (1,065,831)
                                    -------- -------------
NET ASSETS.........................   100.0%  $727,528,030
                                    ======== =============

------------
 *     Non-income producing security.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $237,346,226 and the aggregate gross unrealized depreciation is $24,237,296, resulting in net unrealized appreciation of $213,108,930.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

 ASSETS:
Investments in securities, at value
 (identified cost $515,484,931).......................................  $728,593,861
Receivable for:
  Dividends...........................................................       789,837
  Shares of beneficial interest sold..................................       346,389
Deferred organizational expenses......................................         6,681
Prepaid expenses and other assets.....................................        49,671
                                                                       --------------
  TOTAL ASSETS........................................................   729,786,439
                                                                       --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased...........................     1,045,692
  Plan of distribution fee............................................       475,502
  Management fee......................................................       334,885
  Investment advisory fee.............................................       223,257
Accrued expenses......................................................       179,073
                                                                       --------------
  TOTAL LIABILITIES...................................................     2,258,409
                                                                       --------------
NET ASSETS:
Paid-in-capital ......................................................   455,058,838
Net unrealized appreciation...........................................   213,108,930
Accumulated undistributed net realized gain...........................    59,360,262
                                                                       --------------
  NET ASSETS..........................................................  $727,528,030
                                                                       ==============
NET ASSET VALUE PER SHARE,
 48,217,917 shares outstanding (unlimited shares authorized of $.01
 par value)...........................................................  $      15.09
                                                                       ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended March 31, 1997

NET INVESTMENT INCOME:
INCOME
Dividends (net of $51,765 foreign withholding
 tax)..............................................  $  7,379,844
Interest...........................................       125,839
                                                    --------------
  TOTAL INCOME.....................................     7,505,683
                                                    --------------
EXPENSES
Plan of distribution fee ..........................     5,711,981
Management fee.....................................     3,918,537
Investment advisory fee............................     2,612,358
Transfer agent fees and expenses...................       686,285
Professional fees..................................        82,401
Shareholder reports and notices....................        62,903
Custodian fees.....................................        48,319
Registration fees..................................        40,492
Organizational expenses............................        39,979
Trustees' fees and expenses........................        33,530
Other..............................................        62,740
                                                    --------------
  TOTAL EXPENSES ..................................    13,299,525
                                                    --------------
  NET INVESTMENT LOSS..............................    (5,793,842)
                                                    --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain..................................    90,999,031
Net change in unrealized appreciation..............   (22,753,082)
                                                    --------------
  NET GAIN.........................................    68,245,949
                                                    --------------
NET INCREASE.......................................  $ 62,452,107
                                                    ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR    FOR THE YEAR
                                                             ENDED          ENDED
                                                        MARCH 31, 1997  MARCH 31, 1996
------------------------------------------------------  -------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................  $ (5,793,842)   $ (5,429,759)
Net realized gain......................................    90,999,031      68,877,185
Net change in unrealized appreciation..................   (22,753,082)    100,384,305
                                                        -------------- --------------
  NET INCREASE.........................................    62,452,107     163,831,731
Distributions from net realized gain...................   (61,217,104)        --
Net decrease from transactions in shares of beneficial
 interest..............................................   (40,876,663)    (94,012,499)
                                                        -------------- --------------
NET INCREASE (DECREASE)................................   (39,641,660)     69,819,232
NET ASSETS:
Beginning of period....................................   767,169,690     697,350,458
                                                        -------------- --------------
   END OF PERIOD ......................................  $727,528,030    $767,169,690
                                                        ============== ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Core Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of approximately $202,000 which have been reimbursed, exclusive of $2,000 which has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.51% to the portion of daily net assets not exceeding $750 million; 0.48% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.45% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.34% to the portion of daily net assets not exceeding $750 million; 0.32% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.30% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS March 31, 1997 continued

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $21,584,533 at March 31, 1997.

The Distributor has informed the Fund that for the year ended March 31, 1997, it received approximately $1,579,000 in contingent deferred sales charges from certain redemptions of the Fund's shares.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 1997 aggregated $340,647,512 and $443,667,096, respectively.

For the year ended March 31, 1997, the Fund incurred $53,710 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At March 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $110,000.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                         FOR THE YEAR                   FOR THE YEAR
                                            ENDED                           ENDED
                                        MARCH 31, 1997                 MARCH 31, 1996
                                ------------------------------ -------------------------------
                                    SHARES         AMOUNT          SHARES          AMOUNT
                                ------------- ---------------  -------------- ---------------
Sold                               3,329,142    $  52,606,423      4,293,001    $  60,014,162
Reinvestment of distributions      3,693,581       57,173,675         --              --
                                ------------- ---------------  -------------- ---------------
                                   7,022,723      109,780,098      4,293,001       60,014,162
Repurchased                       (9,631,148)    (150,656,761)   (11,052,750)    (154,026,661)
                                ------------- ---------------  -------------- ---------------
Net decrease                      (2,608,425)   $ (40,876,663)    (6,759,749)   $ (94,012,499)
                                ============= ===============  ============== ===============

7. FEDERAL INCOME TAX STATUS

As of March 31, 1997, the Fund had temporary book/tax differences attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent difference, paid-in-capital was charged and net investment loss was credited $5,793,842.

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                          FOR THE PERIOD
                                                    FOR THE YEAR ENDED MARCH 31,
                                                                                           MAY 29, 1992*
                                            ---------------------------------------------     THROUGH
                                               1997        1996       1995        1994    MARCH 31, 1993
------------------------------------------  ---------- ----------  ---------- ----------  --------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......  $  15.09    $  12.11   $  12.10    $  11.26     $  10.00
                                            ---------- ----------  ---------- ----------  --------------
Net investment loss .......................      (.12)      (0.11)     (0.06)      (0.06)       (0.01)
Net realized and unrealized gain ..........      1.39        3.09       0.07        0.90         1.27
                                            ---------- ----------  ---------- ----------  --------------
Total from investment operations ..........      1.27        2.98       0.01        0.84         1.26
                                            ---------- ----------  ---------- ----------  --------------
Less distributions from net realized gain       (1.27)      --         --          --           --
                                            ---------- ----------  ---------- ----------  --------------
Net asset value, end of period ............  $  15.09    $  15.09   $  12.11    $  12.10     $  11.26
                                            ========== ==========  ========== ==========  ==============
TOTAL INVESTMENT RETURN+...................      8.31%      24.69%      0.08%       7.46%       12.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ..................................      1.73%       1.82%      1.96%       1.93%        2.07%(2)
Net investment loss .......................     (0.75)%     (0.72)%    (0.48)%     (0.59)%      (0.14)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands  ..  $727,528    $767,170   $697,350    $707,069     $486,829
Portfolio turnover rate ...................        45%         48%        38%         35%          26%(1)
Average commission rate paid ..............  $ 0.0590    $ 0.0595      --          --             --


------------
*      Commencement of operations.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of last business day of the period.
(1)    Not annualized.
(2)    Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW CORE EQUITY TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Core Equity Trust (the "Fund") at March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period May 29, 1992 (commencement of operations) through March 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
May 9, 1997

                     1997 FEDERAL TAX NOTICE (unaudited)

       During the year ended March 31, 1997, the Fund paid to its shareholders $1.27 per share from long-term capital gains.

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited)

 NUMBER OF
   SHARES                                                                          VALUE
--------------------------------------------------------------------------------------------
             COMMON STOCKS (99.1%)
             Air Transport (5.8%)
    64,300   AMR Corp.*  .....................................................  $ 7,117,206
   257,300   Delta Air Lines, Inc.  ..........................................   24,234,444
   205,900   UAL Corp.*  .....................................................   17,424,287
                                                                              --------------
                                                                                 48,775,937
                                                                              --------------
             Aircraft & Aerospace (6.7%)
   500,600   Boeing Co.  .....................................................   27,251,412
   361,400   United Technologies Corp.  ......................................   29,273,400
                                                                              --------------
                                                                                 56,524,812
                                                                              --------------
             Auto Parts - Original Equipment (4.9%)
   460,800   Lear Corp.*  ....................................................   22,694,400
   265,900   Magna International, Inc. .......................................
              (Class A)(Canada)                                                   18,380,337
                                                                              --------------
                                                                                 41,074,737
                                                                              --------------
             Automobiles (3.8%)
   703,600   Ford Motor Co.  .................................................   31,837,900
                                                                              --------------
             Banks - Money Center (3.1%)
   193,600   Citicorp  .......................................................   25,930,300
                                                                              --------------
             Beverages - Soft Drinks (2.2%)
   458,600   PepsiCo, Inc.  ..................................................   18,601,962
                                                                              --------------
             Brokerage (2.8%)
   316,200   Merrill Lynch & Co., Inc.  ......................................   23,458,087
                                                                              --------------
             Commercial Services (2.3%)
   435,100   Corrections Corp. of America*  ..................................   18,926,850
                                                                              --------------
             Communications - Equipment & Software (4.0%)
   464,406   Cisco Systems, Inc.*  ...........................................   33,930,663
                                                                              --------------
             Computer Services (2.6%)
   312,800   Computer Sciences Corp.*  .......................................   22,130,600
                                                                              --------------
             Computer Software (5.3%)
   274,300   Microsoft Corp.*  ...............................................   36,293,319
   218,100   Oracle Corp.*  ..................................................    7,947,019
                                                                              --------------
                                                                                 44,240,338
                                                                              --------------
             Computers - Systems (1.2%)
   312,200   Tandy Corp.  ....................................................   10,497,725
                                                                              --------------
             Electrical Equipment (4.7%)
   203,100   Honeywell, Inc.  ................................................   13,645,781
   969,111   Westinghouse Electric Corp.  ....................................   26,226,566
                                                                              --------------
                                                                                 39,872,347
                                                                              --------------
             Electronics - Semiconductors/
              Components (6.6%)
   598,900   Intel Corp.  ....................................................   55,323,387
                                                                              --------------
             Entertainment (2.1%)
   594,900   Mirage Resorts, Inc.*  ..........................................   17,921,363
                                                                              --------------
             Financial (2.3%)
   413,700   Fannie Mae  .....................................................  $19,443,900
                                                                              --------------
             Financial Services (2.4%)
   318,500   Associates First Capital Corp. (Class A)  .......................   19,826,625
                                                                              --------------
             Foods (1.5%)
   301,100   Kellogg Company  ................................................   12,683,838
                                                                              --------------
             Healthcare - Diversified (5.6%)
   196,100   Johnson & Johnson  ..............................................   11,300,263
   206,300   United Healthcare Corp.  ........................................   10,315,000
   188,800   Warner-Lambert Co.  .............................................   25,476,200
                                                                              --------------
                                                                                 47,091,463
                                                                              --------------
             Healthcare - Drugs (2.9%)
   204,500   Lilly (Eli) & Co.  ..............................................   24,680,594
                                                                              --------------
             Insurance (2.4%)
   258,200   Marsh & McLennan Companies, Inc.  ...............................   19,784,575
                                                                              --------------
             Machinery - Construction & Materials (3.0%)
   461,200   Caterpillar, Inc.  ..............................................   24,875,975
                                                                              --------------
             Office Equipment & Supplies (1.6%)
   156,000   Xerox Corp.  ....................................................   13,133,250
                                                                              --------------
             Oil - Exploration & Production (1.2%)
   338,700   Canadian Natural Resources Ltd. (Canada)*  ......................    9,994,949
                                                                              --------------
             Oil Integrated - International (1.0%)
    89,900   Amoco Corp.  ....................................................    8,664,113
                                                                              --------------
             Publishing (2.9%)
   445,400   Time Warner, Inc.  ..............................................   24,135,113
                                                                              --------------
             Railroads (1.7%)
   150,997   Burlington Northern Santa Fe Corp.  .............................   14,590,085
                                                                              --------------
             Retail - Specialty (3.7%)
   600,850   Home Depot, Inc.  ...............................................   31,319,306
                                                                              --------------
             Soap & Household Products (3.3%)
   404,200   Procter & Gamble Co.  ...........................................   27,915,063
             Telecommunications (2.9%)
   382,800   Ascend Communications, Inc.*  ...................................   12,369,225
   151,600   Lucent Technologies, Inc.  ......................................   12,336,450
                                                                              --------------
                                                                                 24,705,675
                                                                              --------------
             Tobacco (2.6%)
   515,800   Philip Morris Companies, Inc.  ..................................   21,437,938
                                                                              --------------
             TOTAL COMMON STOCKS (Identified Cost $513,011,199)  .............  833,329,470
                                                                              ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

                               46

TCW/DW CORE EQUITY TRUST
PORTFOLIO OF INVESTMENTS September 30, 1997 (unaudited) continued

 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
-------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (0.3%)
             REPURCHASE AGREEMENT
   $2,403    The Bank of New York
             5.25% due 10/01/97
             (dated 09/30/97; proceeds $2,403,617)(a)
             (Identified Cost $2,403,267)  ...................................  $2,403,267
                                                                              -------------

 TOTAL INVESTMENTS
(Identified Cost $515,414,466)(b)  .    99.4%   835,732,737
OTHER ASSETS IN EXCESS OF
LIABILITIES ........................     0.6      4,755,680
                                     -------- -------------
NET ASSETS .........................   100.0%  $840,488,417
                                     ======== =============

------------
*       Non-income producing security.
(a) Collateralized by $2,305,251 U.S. Treasury Note 7.50% due 10/31/99 valued at $2,451,332.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $334,119,336 and the aggregate gross unrealized depreciation is $13,801,065, resulting in net unrealized appreciation of $320,318,271.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1997 (unaudited)

 ASSETS:
Investments in securities, at value
 (identified cost $515,414,466)..........................    $835,732,737
Receivable for:
  Investments sold.......................................       5,328,000
  Shares of beneficial interest sold.....................         562,963
  Dividends..............................................         514,911
Prepaid expenses and other assets........................         184,390
                                                           --------------
  TOTAL ASSETS ..........................................    $842,323,001
                                                           --------------
LIABILITIES:
Payable for:
  Shares of beneficial interest repurchased..............         704,516
  Plan of distribution fee...............................         471,945
  Management fee ........................................         374,452
  Investment advisory fee................................         249,635
Accrued expenses and other payables .....................          34,036
                                                           --------------
  TOTAL LIABILITIES......................................       1,834,584
                                                           --------------
  NET ASSETS.............................................    $840,488,417
                                                           ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital..........................................    $443,111,377
Net unrealized appreciation .............................     320,318,271
Net investment loss......................................      (2,570,926)
Accumulated undistributed net realized gain..............      79,629,695
                                                           --------------
  NET ASSETS ............................................    $840,488,417
                                                           ==============
CLASS A SHARES:
Net Assets...............................................         $19,781
Shares Outstanding (unlimited authorized, $.01 par
 value)..................................................           1,121
  NET ASSET VALUE PER SHARE .............................          $17.65
                                                           ==============
  MAXIMUM OFFERING PRICE PER SHARE,
   (net asset value plus 5.54% of net asset value) ......          $18.63
                                                           ==============
CLASS B SHARES:
Net Assets...............................................    $840,330,312
Shares Outstanding (unlimited authorized, $.01 par
 value)..................................................      47,640,662
  NET ASSET VALUE PER SHARE .............................          $17.64
                                                           ==============
CLASS C SHARES:
Net Assets...............................................        $128,258
Shares Outstanding (unlimited authorized, $.01 par
 value)..................................................           7,274
  NET ASSET VALUE PER SHARE .............................          $17.63
                                                           ==============
CLASS D SHARES:
Net Assets...............................................         $10,066
Shares Outstanding (unlimited authorized, $.01 par
 value)..................................................             570
  NET ASSET VALUE PER SHARE .............................          $17.66
                                                           ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the six months ended September 30, 1997* (unaudited)

 NET INVESTMENT INCOME:
INCOME
Dividends (net of $17,747 foreign withholding
 tax)..............................................  $  4,027,911
Interest...........................................        74,567
                                                    -------------
  TOTAL INCOME.....................................     4,102,478
                                                    -------------
EXPENSES
Plan of distribution fee (Class B shares) .........     2,744,816
Management fee ....................................     2,083,167
Investment advisory fee ...........................     1,388,778
Transfer agent fees and expenses...................       335,087
Shareholder reports and notices....................        27,240
Custodian fees.....................................        22,474
Professional fees..................................        22,171
Trustees' fees and expenses........................        18,818
Registration fees..................................        15,357
Organizational expenses............................         6,681
Other..............................................         8,815
                                                    -------------
  TOTAL EXPENSES ..................................     6,673,404
                                                    -------------
  NET INVESTMENT LOSS..............................    (2,570,926)
                                                    -------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain..................................    79,731,203
Net change in unrealized appreciation..............   107,209,341
                                                    -------------
  NET GAIN.........................................   186,940,544
                                                    -------------
NET INCREASE.......................................  $184,369,618
                                                    =============

------------

* Class A, Class C and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE SIX       FOR THE YEAR
                                                            MONTHS ENDED         ENDED
                                                        SEPTEMBER 30, 1997*  MARCH 31, 1997
------------------------------------------------------  ------------------- --------------
                                                            (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment loss....................................     $ (2,570,926)     $ (5,793,842)
Net realized gain......................................       79,731,203        90,999,031
Net change in unrealized appreciation .................      107,209,341       (22,753,082)
                                                        ------------------- --------------
  NET INCREASE ........................................      184,369,618        62,452,107
DISTRIBUTIONS TO SHAREHOLDERS FROM NET
REALIZED GAIN
 Class B shares........................................      (59,461,770)      (61,217,104)
Net decrease from transactions in shares of beneficial
 interest..............................................      (11,947,461)      (40,876,663)
                                                        ------------------- --------------
  NET INCREASE (DECREASE)..............................      112,960,387       (39,641,660)
NET ASSETS:
Beginning of period....................................      727,528,030       767,169,690
                                                        ------------------- --------------
  END OF PERIOD
   (Including a net investment loss of $2,570,926 and
   $0, respectively)...................................     $840,488,417      $727,528,030
                                                        =================== ==============

------------

* Class A, Class C, and Class D shares were issued July 28, 1997.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Core Equity Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks and securities convertible into common stocks issued by domestic and foreign companies. The Fund was organized as a Massachusetts business trust on January 31, 1992 and commenced operations on May 29, 1992. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase, some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price; (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

F. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. ("InterCapital"), an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of approximately $202,000 which have been reimbursed for the full amount thereof, exclusive of $2,000 which has been absorbed by InterCapital. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.51% to the portion of daily net assets not exceeding $750 million; 0.48% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.45% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Management Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement, the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's daily net assets determined at the close of each business day: 0.34% to the portion of daily net assets not exceeding $750 million; 0.32% to the portion of daily net assets exceeding $750 million but not exceeding $1.5 billion; and 0.30% to the portion of daily net assets exceeding $1.5 billion.

Under the terms of the Investment Advisory Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

4. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -0.25% of the average daily net assets of Class A; (ii) Class B -1.0% of the lesser of:
(a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -1.0% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate DWR and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $20,200,651 at September 30, 1997.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to account executives may be reimbursed in the subsequent calendar year. For the period ended September 30, 1997, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the period ended September 30, 1997, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $687,899 and received $524 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 1997 aggregated $133,456,965 and $212,730,152, respectively.

For the six months ended September 30, 1997, the Fund incurred $3,195 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

For the period May 31, 1997 through September 30, 1997, the Fund incurred brokerage commissions of $3,040 with Morgan Stanley & Co. Inc., an affiliate of the Manager since May 31, 1997, for portfolio transactions executed on behalf of the Fund.

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                         FOR THE SIX                    FOR THE YEAR
                                         MONTHS ENDED                      ENDED
                                      SEPTEMBER 30, 1997               MARCH 31, 1997
                                ------------------------------ ------------------------------
                                         (UNAUDITED)
                                    SHARES         AMOUNT          SHARES         AMOUNT
                                ------------- ---------------  ------------- ---------------
CLASS A SHARES*
Sold .........................         1,121    $     19,497         --              --
                                ------------- ---------------  ------------- ---------------
CLASS B SHARES
Sold .........................     1,217,575      20,625,735      3,329,142    $  52,606,423
Reinvestment of distributions      3,375,053      55,418,369      3,693,581       57,173,675
Redeemed .....................    (5,169,883)    (88,150,072)    (9,631,148)    (150,656,761)
                                ------------- ---------------  ------------- ---------------
Net decrease - Class B ........     (577,255)    (12,105,968)    (2,608,425)     (40,876,663)
                                ------------- ---------------  ------------- ---------------
CLASS C SHARES*
Sold .........................         8,398         148,798
Redeemed .....................        (1,124)        (19,809)        --              --
                                ------------- ---------------  ------------- ---------------
Net increase - Class C.........        7,274         128,989         --              --
                                ------------- ---------------  ------------- ---------------
CLASS D SHARES*
Sold .........................           570          10,021         --              --
                                ------------- ---------------  ------------- ---------------
Net decrease in Fund .........      (568,290)   $(11,947,461)    (2,608,425)   $ (40,876,663)
                                ============= ===============  ============= ===============

------------

* For the period July 28, 1997 (issue date) through September 30, 1997.

TCW/DW CORE EQUITY TRUST
NOTES TO FINANCIAL STATEMENTS September 30, 1997 (unaudited) continued

7. SUBSEQUENT EVENT

On November 6, 1997, the Board of Trustees of the Fund recommended that the Fund engage InterCapital to serve as the Fund's new investment manager. InterCapital would be responsible for all of the services that are presently being provided in accordance with the current management agreement between the Fund and the Manager and the current investment advisory agreement between the Fund and the Adviser. The fee paid to InterCapital would be five basis points lower than the total aggregate fees paid to the Manager and the Adviser.

Additionally, the Board recommended that InterCapital engage Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of the Manager, as the Fund's Sub-Adviser. In return for MSAM's services, InterCapital would pay MSAM 40% of its compensation.

Both proposals are subject to the consent of the Fund's shareholders.

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                  FOR THE SIX
                                                 MONTHS ENDED                     FOR THE YEAR ENDED MARCH 31,
                                             SEPTEMBER 30, 1997**  ---------------------------------------------------------
                                                      ++                1997           1996          1995           1994
------------------------------------------  ---------------------- -------------  ------------- -------------  -------------
                                                  (UNAUDITED)
CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......         $15.09             $15.09         $12.11        $12.10         $11.26
                                            ---------------------- -------------  ------------- -------------  -------------
Net investment loss........................          (0.05)             (0.12)         (0.11)        (0.06)         (0.06)
Net realized and unrealized gain...........           3.88               1.39           3.09          0.07           0.90
                                            ---------------------- -------------  ------------- -------------  -------------
Total from investment operations...........           3.83               1.27           2.98          0.01           0.84
                                            ---------------------- -------------  ------------- -------------  -------------
Less distributions from net realized gain            (1.28)             (1.27)          --            --             --
                                            ---------------------- -------------  ------------- -------------  -------------
Net asset value, end of period.............         $17.64             $15.09         $15.09        $12.11         $12.10
                                            ====================== =============  ============= =============  =============
TOTAL INVESTMENT RETURN+ ..................          26.02%(1)           8.31%         24.69%         0.08%          7.46%
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................           1.63%(2)           1.73%          1.82%         1.96%          1.93%
Net investment loss........................          (0.05)%(2)         (0.75)%        (0.72)%       (0.48)%        (0.59)%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...        $840,330           $727,528       $767,170      $697,350       $707,069
Portfolio turnover rate....................             17%(1)             45%            48%           38%            35%
Average commission rate paid...............         $0.0596            $0.0590       $0.0595          --             --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                            FOR THE PERIOD
                                             MAY 29, 1992*
                                                THROUGH
                                            MARCH 31, 1993
------------------------------------------  --------------

CLASS B SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......    $  10.00
                                            --------------
Net investment loss........................       (0.01)
Net realized and unrealized gain...........        1.27
                                            --------------
Total from investment operations...........        1.26
                                            --------------
Less distributions from net realized gain         --
                                            --------------
Net asset value, end of period.............    $  11.26
                                            ==============
TOTAL INVESTMENT RETURN+ ..................       12.60%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................        2.07%(2)
Net investment loss........................       (0.14)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ...    $486,829
Portfolio turnover rate....................          26%(1)
                                                  --
Average commission rate paid...............

------------
*       Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                             SEPTEMBER 30,
                                                1997++
----------------------------------------  ------------------
CLASS A SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...       $ 17.58
                                          ------------------
Net realized and unrealized gain  .......          0.07
                                          ------------------
Net asset value, end of period ..........       $ 17.65
                                          ==================
TOTAL INVESTMENT RETURN+ ................          0.40%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................          1.24%(2)
                                                   --
Net investment loss .....................              %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $    20
Portfolio turnover rate .................            17%(1)
Average commission rate paid ............       $0.0596
CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...       $ 17.58
                                          ------------------
Net investment loss .....................         (0.03)
Net realized and unrealized gain  .......          0.08
                                          ------------------
Total from investment operations  .......          0.05
                                          ------------------
Net asset value, end of period ..........       $ 17.63
                                          ==================
TOTAL INVESTMENT RETURN+ ................          0.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................          2.00%(2)
Net investment loss .....................         (0.03)%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $   128
Portfolio turnover rate .................            17%(1)
Average commission rate paid ............       $0.0596

------------
*       The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW CORE EQUITY TRUST
FINANCIAL HIGHLIGHTS, continued

                                            FOR THE PERIOD
                                            JULY 28, 1997*
                                                THROUGH
                                             SEPTEMBER 30,
                                                1997++
----------------------------------------  ------------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...       $17.58
                                          ------------------
Net investment income ...................         0.01
Net realized and unrealized gain  .......         0.07
                                          ------------------
Total from investment operations  .......         0.08
                                          ------------------
Net asset value, end of period ..........       $17.66
                                          ==================
TOTAL INVESTMENT RETURN+ ................         0.46%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................         0.97%(2)
Net investment income ...................         0.01%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands         $   10
Portfolio turnover rate .................           17%(1)
                                                $0.0596
Average commission rate paid ............

------------
*       The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                 BOND RATINGS

 Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A        Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Baa      Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
Ba       Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
B        Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa      Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca       Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C        Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end if its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal

Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

 AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A        Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.
B        Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

                               61

CC       The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.
C        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.
Cl       The rating "Cl" is reserved for income bonds on which no interest is being paid.
NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.


A-1      indicates that the degree of safety regarding timely payment is very strong.
A-2      indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
A-3      indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                    TCW/DW CORE EQUITY TRUST (PROPOSED TO BE
                       RENAMED "DEAN WITTER GROWTH FUND")

                            PART C OTHER INFORMATION

  Item 24.      Financial Statements and Exhibits

        a)      Financial Statements

       (1)      Financial statements and schedules, included
                in Prospectus (Part A):
                                                                                                       Page in
                                                                                                      Prospectus
                                                                                                      ----------

                Financial Highlights for the period May 29, 1992 through March
                31, 1993; for the years ended March 31, 1994, 1995, 1996 and
                1997; and for the six months ended September 30, 1997 (Class B)
                (unaudited).........................................................................      7

                Financial Highlights for the period July 28, 1997 through
                September 30, 1997 (Class A, C, and D) (unaudited)..................................      8


        (2)     Financial statements included in the Statement of Additional
                Information (Part B):

                                                                                                        Page in
                                                                                                          SAI
                                                                                                          ---


                Portfolio of Investments at March 31, 1997..........................................      35

                Statement of Assets and Liabilities at March 31, 1997...............................      37

                Statement of Operations for the year ended March 31, 1997...........................      38

                Statement of Changes in Net Assets for the years ended
                March 31, 1996 and 1997.............................................................      39

                Notes to Financial Statements at March 31, 1997.....................................      40

                Financial Highlights for the period May 29, 1992 through March
                31, 1993 and for the years ended March 31, 1994, 1995, 1996 and
                1997 (Class B)......................................................................      44

                Portfolio of Investments at September 30, 1997 (unaudited)..........................      46

                Statement of Assets and Liabilities at September 30, 1997 (unaudited)...............      48


                Statement of Operations for the six months ended
                September 30, 1997 (unaudited)......................................................      49

                Statement of Changes in Net Assets for the six months ended
                September 30, 1997 (unaudited) and for the year ended March 31, 1997................      50

                Notes to Financial Statements at September 30, 1997 (unaudited).....................      51

                Financial Highlights for the period May 29, 1992 through March
                31, 1993; for the years ended March 31, 1994, 1995, 1996 and
                1997; and for the six months ended September 30, 1997 (Class B)
                (unaudited).........................................................................      57

                Financial Highlights for the period July 28, 1997 through
                September 30, 1997 (Class A, C, and D) (unaudited)..................................      58

       (3)       Financial statements included in Part C:

                 None



       b)        Exhibits

       1.        Form of Amended and Restated Declaration of Trust of the Registrant.

       2.        Amended and Restated By-Laws of the Registrant.

       5. (a)    Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

          (b)    Form of Sub-Advisory Agreement between Dean Witter InterCapital Inc. and Morgan Stanley Asset
                 Management Inc.

       8.        Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

      27.        Financial Data Schedules.

   Other.        Power of Attorney.

-------------------------------------------------------------------------------------------------------------
       All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.         Persons Controlled by or Under Common Control with Registrant

                 None


Item 26.         Number of Holders of Securities

                  (1)                                                   (2)
                                                            Number of Record Holders
               Title of Class                                     at November 30, 1997
               --------------                              ---------------------------

               Class A                                                     3
               Class B                                                51,907
               Class C                                                    15
               Class D                                                     2


Item 27.         Indemnification

      Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

      Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

      The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

      Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.       Business and Other Connections of Investment Adviser

       See "The Fund and its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

       The term "Dean Witter Funds" used below refers to the following registered investment companies:

  Closed-End Investment Companies
  -------------------------------

    (1) InterCapital Income Securities Inc.
    (2) High Income Advantage Trust
    (3) High Income Advantage Trust II
    (4) High Income Advantage Trust III
    (5) Municipal Income Trust
    (6) Municipal Income Trust II
    (7) Municipal Income Trust III
    (8) Dean Witter Government Income Trust
    (9) Municipal Premium Income Trust
   (10) Municipal Income Opportunities Trust
   (11) Municipal Income Opportunities Trust II
   (12) Municipal Income Opportunities Trust III
   (13) Prime Income Trust
   (14) InterCapital Insured Municipal Bond Trust
   (15) InterCapital Quality Municipal Income Trust
   (16) InterCapital Quality Municipal Investment Trust
   (17) InterCapital Insured Municipal Income Trust
   (18) InterCapital California Insured Municipal Income Trust
   (19) InterCapital Insured Municipal Trust
   (20) InterCapital Quality Municipal Securities

   (21) InterCapital New York Quality Municipal Securities
   (22) InterCapital California Quality Municipal Securities
   (23) InterCapital Insured California Municipal Securities
   (24) InterCapital Insured Municipal Securities

Open-end Investment Companies
-----------------------------
    (1) Dean Witter Short-Term Bond Fund
    (2) Dean Witter Tax-Exempt Securities Trust
    (3) Dean Witter Tax-Free Daily Income Trust
    (4) Dean Witter Dividend Growth Securities Inc.
    (5) Dean Witter Convertible Securities Trust
    (6) Dean Witter Liquid Asset Fund Inc.
    (7) Dean Witter Developing Growth Securities Trust
    (8) Dean Witter Retirement Series
    (9) Dean Witter Federal Securities Trust
   (10) Dean Witter World Wide Investment Trust
   (11) Dean Witter U.S. Government Securities Trust
   (12) Dean Witter Select Municipal Reinvestment Fund
   (13) Dean Witter High Yield Securities Inc.
   (14) Dean Witter Intermediate Income Securities
   (15) Dean Witter New York Tax-Free Income Fund
   (16) Dean Witter California Tax-Free Income Fund
   (17) Dean Witter Health Sciences Trust
   (18) Dean Witter California Tax-Free Daily Income Trust
   (19) Dean Witter Global Asset Allocation Fund
   (20) Dean Witter American Value Fund
   (21) Dean Witter Strategist Fund
   (22) Dean Witter Utilities Fund
   (23) Dean Witter World Wide Income Trust
   (24) Dean Witter New York Municipal Money Market Trust
   (25) Dean Witter Capital Growth Securities
   (26) Dean Witter Precious Metals and Minerals Trust
   (27) Dean Witter European Growth Fund Inc.
   (28) Dean Witter Global Short-Term Income Fund Inc.
   (29) Dean Witter Pacific Growth Fund Inc.
   (30) Dean Witter Multi-State Municipal Series Trust
   (31) Dean Witter Short-Term U.S. Treasury Trust
   (32) Dean Witter Diversified Income Trust
   (33) Dean Witter U.S. Government Money Market Trust
   (34) Dean Witter Global Dividend Growth Securities
   (35) Active Assets California Tax-Free Trust
   (36) Dean Witter Natural Resource Development Securities Inc.
   (37) Active Assets Government Securities Trust
   (38) Active Assets Money Trust
   (39) Active Assets Tax-Free Trust
   (40) Dean Witter Limited Term Municipal Trust
   (41) Dean Witter Variable Investment Series
   (42) Dean Witter Value-Added Market Series
   (43) Dean Witter Global Utilities Fund
   (44) Dean Witter International SmallCap Fund
   (45) Dean Witter Mid-Cap Growth Fund

   (46) Dean Witter Select Dimensions Investment Series
   (47) Dean Witter Balanced Growth Fund
   (48) Dean Witter Balanced Income Fund
   (49) Dean Witter Hawaii Municipal Trust
   (50) Dean Witter Capital Appreciation Fund
   (51) Dean Witter Intermediate Term U.S. Treasury Trust
   (52) Dean Witter Information Fund
   (53) Dean Witter Japan Fund
   (54) Dean Witter Income Builder Fund
   (55) Dean Witter Special Value Fund
   (56) Dean Witter Financial Services Trust
   (57) Dean Witter Market Leader Trust
   (58) Dean Witter S&P 500 Index Fund
   (59) Dean Witter Fund of Funds

       The term "TCW/DW Funds" refers to the following registered investment companies:

Open-end Investment Companies
-----------------------------

    (1) TCW/DW Core Equity Trust
    (2) TCW/DW North American Government Income Trust
    (3) TCW/DW Latin American Growth Fund
    (4) TCW/DW Income and Growth Fund
    (5) TCW/DW SmallCap Growth Fund
    (6) TCW/DW Balanced Fund
    (7) TCW/DW Total Return Trust
    (8) TCW/DW Mid-Cap Equity Trust
    (9) TCW/DE Global Telecom Trust
   (10) TCW/DW Strategic Income Trust

Closed-End Investment Companies
-------------------------------
    (1) TCW/DW Term Trust 2000
    (2) TCW/DW Term Trust 2002
    (3) TCW/DW Term Trust 2003
    (4) TCW/DW Emerging Markets Opportunities Trust


NAME AND POSITION                                           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR
WITH DEAN WITTER                                            EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
INTERCAPITAL INC.                                           OF CONNECTION
-----------------                                           -----------------------------------------------------------

Charles Fiumefreddo                                         Executive  Vice  President  and  Director  of
Chairman, Chief Executive                                   Reynolds Inc. ("DWR"); Chairman, Chief Executive Officer
Officer and Director                                        and Director of Dean Witter Distributors Inc.
                                                            ("Distributors") and Dean Witter Services Company Inc.
                                                            Chairman and Director of Dean Witter Trust FSB ("DWT");
                                                            Chairman, Director or Trustee, President and Chief
                                                            Executive Officer of the Dean Witter Funds and
                                                            Chairman, Chief Executive  Officer and Trustee of
                                                            the TCW/DW Funds;  Director  and/or officer of
                                                            various  Morgan  Stanley,  Dean Witter,  Discover & Co.
                                                            ("MSDWD") subsidiaries;  Formerly Executive Vice President and Director of Dean Witter, Discover & Co.

Philip J. Purcell                                           Chairman,  Chief  Executive  Officer and Director of MSDWD
Director                                                    and DWR;  Director of DWSC and  Distributors;  Director or
                                                            Trustee of the Dean Witter Funds; Director and/or officer
                                                            of various MDWD subsidiaries.

Richard M. DeMartini                                        President  and  Chief  Operating  Officer  of Dean  Witter
Director                                                    Capital,  a  division  of  DWR;  Director  of  DWR,  DWSC,
                                                            Distributors and DWT; Trustee of the TCW/DW Funds.

James F. Higgins                                            President  and  Chief  Operating  Officer  of Dean  Witter
Director                                                    Financial; Director of DWR, DWSC, Distributors and DWT.

Thomas C. Schneider                                         Executive   Vice   President   and  Chief   Strategic  and
Executive Vice President                                    Administrative  Officer of MSDWD; Executive Vice President
Chief Financial Officer and Director                        and  Chief  Financial  Officer  of DWSC and  Distributors;
                                                            Director of DWR, DWSC, Distributors and MSDWD.

Christine A. Edwards                                        Executive   Vice   President,   Chief  Legal  Officer  and
Director                                                    Secretary of MSDWD;  Executive Vice  President,  Secretary
                                                            and Chief Legal Officer of Distributors;  Director of DWR,
                                                            DWSC and Distributors.



                                       7



NAME AND POSITION                                     OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                                      VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                                     PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                                     ------------------------------------------

Robert M. Scanlan                                     President  and Chief  Operating  Officer  of DWSC;  Executive
President and Chief Operating                         Vice President of Distributors;
Officer                                               Executive Vice President and Director of DWT;
                                                      Vice President of the Dean Witter Funds and the TCW/DW Funds.

Mitchell M. Merin                                     President and Chief Strategic Officer of DWSC;
President and Chief Strategic                         Executive Vice President of Distributors;
Officer                                               Executive Vice President and Director of DWT;
                                                      Executive Vice President and Director of DWR;
                                                      Director of SPS Transaction Services, Inc. and various other
                                                      MSDWD subsidiaries.

Joseph J. McAlinden                                   Vice President of the Dean Witter Funds and Director of DWT.
Executive Vice President and
Chief Investment Officer

Edward C. Oelsner III
Executive Vice President

John B. Van Heuvelen                                  President, Chief Operating Officer and Director of DWT.
Executive Vice President

Barry Fink                                            Assistant Secretary of DWR; Senior Vice President, Secretary
Senior Vice President, Secretary                      and General Counsel of DWSC; Senior Vice President,
and General Counsel                                   Assistant Secretary and Assistant General Counsel of
                                                      Distributors; Vice President, Secretary and General
                                                      Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President                                 Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President                                 Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President                                 Vice President of various Dean Witter Funds.

Robert S. Giambrone                                   Senior  Vice  President  of  DWSC,  Distributors  and DWT and
Senior Vice President                                 Director of DWT; Vice  President of the Dean Witter Funds and
                                                      the TCW/DW Funds.

                                       8

NAME AND POSITION                                     OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                                      VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                                     PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                                     ------------------------------------------

Rajesh K. Gupta
Senior Vice President                                 Vice President of various Dean Witter Funds.

Kenton J. Hichliffe
Senior Vice President                                 Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President                                 Vice President of various Dean Witter Funds.

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones
Senior Vice President                                 Vice President of Dean Witter Special Value Fund.

John B. Kemp, III                                     Director of the  Provident  Savings  Bank,  Jersey  City,  New
Senior Vice President                                 Jersey.

Anita H. Kolleeny
Senior Vice President                                 Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President                                 Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President                                 Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.                                Vice President of Dean Witter Market Leader Trust.
Senior Vice President

Rafael Scolari
Senior Vice President                                 Vice President of Prime Income Trust.

Rochelle G. Siegel
Senior Vice President                                 Vice President of various Dean Witter Funds.

Jayne M. Stevlingson
Senior Vice President                                 Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President                                 Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President



                                       9





NAME AND POSITION                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION,
WITH DEAN WITTER                                         VOCATION OR EMPLOYMENT, INCLUDING NAME,
INTERCAPITAL INC.                                        PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                                        ------------------------------------------

James F. Willison
Senior Vice President                                    Vice President of various Dean Witter Funds.

Rondald J. Worobel
Senior Vice President                                    Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

Thomas F. Caloia                                         First Vice  President and Assistant  Treasurer of DWSC.
First Vice President                                     Treasurer  of the  Dean  Witter  Funds  and  the  TCW/DW
and Assistant Treasurer                                  Funds.

Thomas Chronert
Frist Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney                                       Assistant Secretary of DWR; First Vice President and
First Vice President                                     Assistant Secretary of DWSC; Assistant Secretary of the
and Assistant Secretary                                  Dean Witter Funds and the TCW/DW Funds.

Michael Interrante                                       First Vice President and Controller of DWSC; Assistant
First Vice President and Controller                      Treasurer of Distributors; First Vice President and
                                                         Treasurer of DWT.
David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President



                                      10



NAME AND POSITION                                       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
WITH DEAN WITTER                                        INCLUDING NAME,
INTERCAPITAL INC.                                       PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------                                       ---------------------------------------------------------------

Joseph Arcieri
Vice President                                            Vice President of various Dean Witter Funds.

Kirk Balzer
Vice President                                            Vice President of various Dean Witter Funds.

Nancy Belza
Vice President

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                                           Vice President of DWSC.

Frank J. DeVito
Vice President                                           Vice President of DWSC.

Bruce Dunn
Vice President

Michael Durbin
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovesse
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President



                                      11



NAME AND POSITION                                        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR
WITH DEAN WITTER                                         EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE
INTERCAPITAL INC.                                        OF CONNECTION
-----------------                                        --------------------------------------------------------

Peter W. Gurman
Vice President

Matthew Haynes                                           Vice President of Dean Witter
Vice President                                           Variable Investment Series.

Peter Hermann
Vice President                                           Vice President of various Dean Witter Funds.

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

Christopher Jones
Vice President

Kevin Jung
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President                                          Vice President of various Dean Witter Funds.

Michael Knox
Vice President                                          Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                                          Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President                                         Vice President of various Dean Witter Funds.

Catherine Maniscalco                                   Vice President of Dean Witter Natural
Vice President                                         Resource Development Securities Inc.

Albert McGarity
Vice President



                                      12


NAME AND POSITION                                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR
WITH DEAN WITTER                                       EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF
INTERCAPITAL INC.                                      CONNECTION
-----------------                                      -----------------------------------------------------------

LouAnne D. McInnis                                     Vice President and Assistant Secretary of DWSC;
Vice President and                                     Assistant Secretary of the Dean Witter Funds and the
Assistant Secretary                                    TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                                            Vice President of Dean Witter Natural
Vice President                                         Resource Development Securities Inc.

James Nash
Vice President

Richard Norris
Vice President

Carsten Otto                                           Vice President and Assistant Secretary of DWSC; Assistant
Vice President and                                     Secretary of the Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary

George Paoletti
Vice President

Anne Pickrell                                          Vice  President of Dean Witter  Global  Short-Term  Income
Vice President                                         Fund Inc.

Michael Roan
Vice President

Hugh Rose
Vice President

Robert Rossetti                                        Vice President of Dean Witter Precious Metals and
Vice President                                         Minerals Trust.

Ruth Rossi                                             Vice President and Assistant Secretary of DWSC;  Assistant
Vice President and                                     Secretary of the Dean Witter Funds and the TCW/DW Funds.
Assistant Secretary


                                      13

NAME AND POSITION                                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR
WITH DEAN WITTER                                       EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF
INTERCAPITAL INC.                                      CONNECTION
-----------------                                      -----------------------------------------------------------

Carl F. Sadler
Vice President

Peter Seeley                                           Vice President of Dean Witter World Wide
Vice President                                         Income Trust.

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President                                         Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

Vinh Q. Tran
Vice President                                         Vice President of various Dean Witter Funds.

Robert Vanden Assem
Vice President

James P.  Wallin
Vice President

Alice Weiss
Vice President                                         Vice President of various Dean Witter Funds.

  Item 29.       Principal Underwriters

       (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

       (1)        Dean Witter Liquid Asset Fund Inc.
       (2)        Dean Witter Tax-Free Daily Income Trust
       (3)        Dean Witter California Tax-Free Daily Income Trust
       (4)        Dean Witter Retirement Series
       (5)        Dean Witter Dividend Growth Securities Inc.
       (6)        Dean Witter Global Asset Allocation
       (7)        Dean Witter World Wide Investment Trust
       (8)        Dean Witter Capital Growth Securities
       (9)        Dean Witter Convertible Securities Trust
       (10)       Active Assets Tax-Free Trust
       (11)       Active Assets Money Trust
       (12)       Active Assets California Tax-Free Trust
       (13)       Active Assets Government Securities Trust

       (14)       Dean Witter Short-Term Bond Fund
       (15)       Dean Witter Mid-Cap Growth Fund
       (16)       Dean Witter U.S. Government Securities Trust
       (17)       Dean Witter High Yield Securities Inc.
       (18)       Dean Witter New York Tax-Free Income Fund
       (19)       Dean Witter Tax-Exempt Securities Trust
       (20)       Dean Witter California Tax-Free Income Fund
       (21)       Dean Witter Limited Term Municipal Trust
       (22)       Dean Witter Natural Resource Development Securities Inc.
       (23)       Dean Witter World Wide Income Trust
       (24)       Dean Witter Utilities Fund
       (25)       Dean Witter Strategist Fund
       (26)       Dean Witter New York Municipal Money Market Trust
       (27)       Dean Witter Intermediate Income Securities
       (28)       Dean Witter European Growth Fund Inc.
       (29)       Dean Witter Developing Growth Securities Trust
       (30)       Dean Witter Precious Metals and Minerals Trust
       (31)       Dean Witter Pacific Growth Fund Inc.
       (32)       Dean Witter Multi-State Municipal Series Trust
       (33)       Dean Witter Federal Securities Trust
       (34)       Dean Witter Short-Term U.S. Treasury Trust
       (35)       Dean Witter Diversified Income Trust
       (36)       Dean Witter Health Sciences Trust
       (37)       Dean Witter Global Dividend Growth Securities
       (38)       Dean Witter American Value Fund
       (39)       Dean Witter U.S. Government Money Market Trust
       (40)       Dean Witter Global Short-Term Income Fund Inc.
       (41)       Dean Witter Value-Added Market Series
       (42)       Dean Witter Global Utilities Fund
       (43)       Dean Witter International SmallCap Fund
       (44)       Dean Witter Balanced Growth Fund
       (45)       Dean Witter Balanced Income Fund
       (46)       Dean Witter Hawaii Municipal Trust
       (47)       Dean Witter Variable Investment Series
       (48)       Dean Witter Capital Appreciation Fund
       (49)       Dean Witter Intermediate Term U.S. Treasury Trust
       (50)       Dean Witter Information Fund
       (51)       Dean Witter Japan Fund
       (52)       Dean Witter Income Builder Fund
       (53)       Dean Witter Special Value Fund
       (54)       Dean Witter Financial Services Trust
       (55)       Dean Witter Market Leader Trust
       (56)       Dean Witter S&P 500 Index Fund
       (57)       Dean Witter Fund of Funds
        (1)       TCW/DW Core Equity Trust
        (2)       TCW/DW North American Government Income Trust
        (3)       TCW/DW Latin American Growth Fund
        (4)       TCW/DW Income and Growth Fund
        (5)       TCW/DW SmallCap Growth Fund
        (6)       TCW/DW Balanced Fund
        (7)       TCW/DW Total Return Trust

        (8)       TCW/DW Mid-Cap Equity Trust
        (9)       TCW/DW Global Telecom Trust
        (10)      TCW/DW Strategic Income Trust


     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                                    Positions and Office with Distributors
----                                    --------------------------------------

Fredrick K. Kubler                      Senior Vice President, Assistant
                                        Secretary and Chief Compliance Officer.

Michael T. Gregg                        Vice President and Assistant Secretary.


Item 30.        Location of Accounts and Records
                --------------------------------

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31.        Management Services
                -------------------

      Registrant is not a party to any such management-related service contract.

Item 32.        Undertakings
                ------------

      Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 24th day of December, 1997.

                                              TCW/DW CORE EQUITY TRUST

                                           By  /s/ Barry Fink
                                              ---------------------------------
                                                   Barry Fink
                                                   Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 has been signed below by the following persons in the capacities and on the dates indicated.


         SIGNATURES                            TITLE                               DATE
         ----------                            -----                               ----

(1) Principal Executive Officer                President, Chief
                                               Executive Officer,
                                               Trustee and Chairman
By    /s/ Charles A. Fiumefreddo                                                 12/24/97
      -----------------------------
          Charles A. Fiumefreddo

(2) Principal Financial Officer                Treasurer and Principal
                                               Accounting Officer

By    /s/ Thomas F. Caloia                                                       12/24/97
      -----------------------------
          Thomas F. Caloia

(3) Majority of the Trustees                   Trustee

    Charles A. Fiumefreddo (Chairman)
    Thomas E. Larkin, Jr.
    Richard M. DeMartini
    Marc I. Stern


By   /s/ Barry Fink                                                              12/24/97
     ------------------------------
         Barry Fink
         Attorney-in-Fact

    John C. Argue Manuel H. Johnson
    John R. Haire Michael E. Nugent
    John L. Schroeder


By    /s/ David M. Butowsky                                                      12/24/97
      -----------------------------
          David M. Butowsky
          Attorney-in-Fact

                            TCW/DW CORE EQUITY TRUST
                                 EXHIBIT INDEX

       1.         Form of Amended and Restated Declaration of Trust of the
                  Registrant.

       2.         Amended and Restated By-Laws of the Registrant.

       5. (a) Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

          (b) Form of Sub-Advisory Agreement between Dean Witter InterCapital Inc. and Morgan Stanley Asset Management Inc.

       8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

       27.        Financial Data Schedules.

    Other.        Power of Attorney.

-------------------------------------------------------------------------------
       All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.






                                       1